Rule 497(b)
                                                     Registration No. 33-53854


                  Note:  Part A of This Prospectus May Not Be
                         Distributed Unless Accompanied by Part B.



                          MUNICIPAL SECURITIES TRUST

                             MULTI-STATE SERIES 42
                            (MULTIPLIER PORTFOLIO)





            The Trust consists of 3 separate unit investment trusts designated California Trust, New York Trust and Virginia Trust (the "State Trusts"). Each State Trust contains an underlying portfolio of long-term tax-exempt bonds issued on behalf of states, municipalities and public authorities and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal income tax (including where applicable earned original discount) under existing law. In addition, in the opinion of counsel to the Sponsors, the interest income of each State Trust is exempt, to the extent indicated, from state and local taxes when held by residents of the state where the issuers of bonds in such State Trust are located. Such interest income may, however, be a specific preference item for purposes of Federal individual and/or corporate alternative minimum tax. Investors may recognize taxable capital gain or ordinary income, to the extent of accrued market discount, upon maturity or the earlier receipt of principal payments with respect to the bonds. (See "Tax Status" and "The Portfolios--General.") The Sponsors are Reich & Tang Distributors L.P. (successor Sponsor to Bear, Stearns & Co. Inc.) and Gruntal & Co. Incorporated (sometimes referred to as the "Sponsor" or the "Sponsors"). The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.




            This Prospectus consists of two parts. Part A contains the Summary of Essential Information including descriptive material relating to each State Trust as of June 30, 1995 (the "Evaluation Date"), a summary of certain specific information regarding each State trust and audited financial statements of each State Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the State Trusts.


                  Investors Should Read and Retain Both Parts
                   of This Prospectus for Future Reference.



                                         Principal        Secondary Market
                          Number of      Amount of         Offering Price
                            Units          Bonds         per Unit (6/30/95)


California Trust            2,087       $2,100,000            $1,066.31
New York Trust              2,470       $2,470,000            $1,051.52
Virginia Trust              3,000       $3,000,000            $1,055.28




      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   Prospectus Part A Dated October 31, 1995




144361.1

            THE TRUST. The Trust consists of three separate unit investment trusts designated California Trust, New York Trust and Virginia Trust (the "State Trusts"). Each State Trust has been formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of the State for which such Trust is named and political subdivisions, municipalities and public authorities thereof and of Puerto Rico and its public authorities. A Trust designated as a short/intermediate-term trust must have a dollar-weighted average portfolio maturity of more than two years but less than five years; a Trust designated as an intermediate-term trust must have a dollar-weighted average portfolio of more than three years but not more than ten years; a Trust designated as an intermediate/long-term trust must have a dollar-weighted average portfolio of more than ten years but less than fifteen years; and a Trust designated as a long-term trust must have a dollar-weighted average portfolio of more than ten years. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to regular federal income taxation, existing law excludes such interest from federal income tax. In addition, in the opinion of counsel to the Sponsors, the interest income of each State Trust is exempt, to the extent indicated, from state and local taxes when held by residents of the state where the issuers of the Bonds in such State Trust are located. Such interest income may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. (See "Description of Portfolios" in this Part A for a description of those Bonds which pay interest income subject to the federal individual alternative minimum tax. See also "Tax Status" in Part B of this Prospectus.) The State Trusts contain bonds that were acquired at prices which resulted in the portfolios as a whole being purchased at a deep discount from par value. The portfolio may also include bonds issued at a substantial original issue discount, some of which may be Zero Coupon Bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest. Gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. (See "Tax Status" in Part B of this Prospectus.) Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds, if any, as of the Evaluation Date, see "Notes to Financial Statements" in this Part A. All of the Bonds in each State Trust were rated "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. at the time originally deposited in the State Trusts. For a discussion of the significance of such ratings, see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio". The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations. There can be

                                    A-2
144361.1
no assurance that the Trusts' investment objectives will be achieved. Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to such changes in interest rates. Each Unit represents a fractional undivided interest in the principal and net income of each State Trust. The principal amount of Bonds deposited in such State Trust per Unit is reflected in the Summary of Essential Information. Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.



            PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.71% for the California Trust, 5.51% for the New York Trust and 5.40% for the Virginia Trust of the Public Offering Price, or 4.942% for the California Trust, 5.831% for the New York Trust and 5.708% for the Virginia Trust of the net amount invested in Bonds per Unit. The sales charge for secondary market purchases is based upon the number of years remaining to maturity of each bond in the Trust's portfolio. (See "Public Offering" in Part B of this Prospectus.) In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units of the California Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $1,066.31 plus accrued interest of $10.42 under the monthly distribution plan, $15.20 under the semi-annual distribution plan and $44.75 under the annual distribution plan, for a total of $1,076.73, $1,081.51 and $1,111.06, respectively. If Units of the New York Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $1,051.52 plus accrued interest of $10.64 under the monthly distribution plan, $15.68 under the semi-annual distribution plan and $47.07 under the annual distribution plan, for a total of $1,062.16, $1,067.20 and $1,098.59, respectively. If Units of the Virginia Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $1,055.28 plus accrued interest of $10.92 under the monthly distribution plan, $15.83 under the semi-annual distribution plan and $46.59 under the annual distribution plan, for a total of $1,066.20, $1,071.11 and $1,101.87, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)

            ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method previously described under "Public Offering Price") as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

            Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus

                                    A-3
144361.1
creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

            Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

            The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

            A schedule of cash flow projections is available from the Sponsor upon request.

            DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will actually receive distributions in accordance with the distribution plan chosen by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")


            MARKET FOR UNITS. The Sponsors, although not obligated to do so, intendy to maintain a secondary market for the Units at prices based on the aggregate bid price of the Bonds in the Trust portfolio. The secondary market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 4.71% for the California Trust, 5.51% for the New York Trust and 5.40% for the Virginia Trust of the Public Offering Price (4.942% for the California Trust, 5.831% for the New York Trust and 5.708% for the Virginia Trust of the net amount invested) plus net accrued interest. If a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based on the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)


            TOTAL REINVESTMENT PLAN. Certificateholders under the semi-annual and annual plans of distribution have the opportunity to have all their regular interest distributions, and principal distributions, if any,

                                    A-4
144361.1
reinvested in available series of "Insured Municipal Securities Trust" or "Municipal Securities Trust." (See "Total Reinvestment Plan" in Part B of this Prospectus. Residents of Texas, see "Total Reinvestment Plan for Texas Residents" in Part B of this Prospectus.) The Plan is not designed to be a complete investment program.

            For additional information regarding the Public Offering Price and Estimated Current Return and Estimated Long Term Return for Units of each State Trust, descriptions of interest and principal distributions, repurchase and redemption of Units and other essential information regarding the Trusts, please refer to the Summary of Essential Information for the particular State Trust on one of the immediately succeeding pages.

                                    A-5
144361.1

                          MUNICIPAL SECURITIES TRUST
                             MULTI-STATE SERIES 42

                               CALIFORNIA TRUST


             SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1995



Date of Deposit:  November 19, 1992          Weighted Average Life to
Principal Amount of Bonds ...  $2,100,000      Maturity:  9.9 Years.
Number of Units .............  2,087         Minimum Value of Trust:
Fractional Undivided Inter-                    Trust may be terminated if value
  est in Trust per Unit .....  1/2087          of Trust is less than $1,000,000
Principal Amount of                            in principal amount of Bonds.
  Bonds per Unit ............  $1,006.23     Mandatory Termination Date:
Secondary Market Public                        The earlier of December 31, 2041
  Offering Price**                             or the disposition of the last
Aggregate Bid Price                            Bond in the Trust.
    of Bonds in Trust .......  $2,125,248+++ Trustee***:  Chase Manhattan
  Divided by 2,087 Units ....  $1,018.33       Bank, N.A.
  Plus Sales Charge of 4.71%                 Trustee's Annual Fee:  Monthly
    of Public Offering Price   $47.98          plan $1.10 per $1,000; semi-
  Public Offering Price                        annual plan $.63 per $1,000; and
    per Unit ................  $1,066.31+      annual plan is $.36 per $1,000.
Redemption and Sponsor's                     Evaluator:  Kenny S&P Evaluation
  Repurchase Price                             Services.
  per Unit ..................  $1,018.33+    Evaluator's Fee for Each
                                        +++    Evaluation:  Minimum of $5 plus
                                        ++++   $.25 per each issue of Bonds in
Excess of Secondary Market                     excess of 50 issues (treating
  Public Offering Price                        separate maturities as separate
  over Redemption and                          issues).
  Sponsor's Repurchase                       Sponsors:  Reich & Tang
  Price per Unit ............  $47.98++++      Distributors L.P. and Gruntal &
Difference between Public                      Co. Incorporated
  Offering Price per Unit                    Sponsors' Annual Fee:  Maximum of
  and Principal Amount per                     $.25 per $1,000 principal
  Unit Premium/(Discount) ...  $60.08          amount of Bonds (see "Trust
Evaluation Time:  4:00 p.m.                    Expenses and Charges" in Part B
  New York Time.                               of this Prospectus).
Minimum Principal Distribution:
 $1.00 per Unit.

      PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                          Monthly     Semi-Annual    Annual
                                          Option        Option       Option

Gross annual interest income# .........   $60.83       $60.83         $60.83
Less estimated annual fees and
  expenses ............................     2.35         1.83           1.55
Estimated net annual interest             ______       ______         ______
  income (cash)# ......................   $58.48       $59.00         $59.28
Estimated interest distribution# ......     4.87        29.50          59.28
Estimated daily interest accrual# .....    .1624        .1638          .1646
Estimated current return#++ ...........    5.48%        5.53%          5.56%
Estimated long term return++ ...........   5.18%        5.23%          5.25%
Record dates ..........................   1st of      Dec. 1 and     Dec. 1
                                          each month  June 1
Interest distribution dates ...........   15th of     Dec. 15 and    Dec. 15
                              each month June 15

                                    A-6
144361.1

                          MUNICIPAL SECURITIES TRUST
                             MULTI-STATE SERIES 42

                                NEW YORK TRUST


             SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1995



Date of Deposit:  November 19, 1992         Minimum Principal Distribution:
Principal Amount of Bonds ...  $2,470,000     $1.00 per Unit.
Number of Units .............  2,470        Weighted Average Life to
Fractional Undivided Inter-                   Maturity:  25.1 Years.
  est in Trust per Unit .....  1/2470       Minimum Value of Trust:
Principal Amount of                           Trust may be terminated if value
  Bonds per Unit ............  $1,000         of Trust is less than $1,000,000
Secondary Market Public                       in principal amount of Bonds.
  Offering Price**                          Mandatory Termination Date:
  Aggregate Bid Price                         The earlier of December 31, 2041
    of Bonds in Trust .......  $2,461,676+++  or the disposition of the last
  Divided by 2,470 Units ....  $996.63        Bond in the Trust.
  Plus Sales Charge of 5.51%                Trustee***:  Chase Manhattan
    of Public Offering Price   $54.89         Bank, N.A.
  Public Offering Price                     Trustee's Annual Fee:  Monthly
    per Unit ................  $1,051.52+     plan $1.10 per $1,000; semi-
Redemption and Sponsor's                      annual plan $.63 per $1,000; and
  Repurchase Price                            annual plan is $.36 per $1,000.
  per Unit ..................  $996.63+     Evaluator:  Kenny S&P Evaluation
                                      +++     Services.
                                      ++++  Evaluator's Fee for Each
Excess of Secondary Market                    Evaluation:  Minimum of $5 plus
  Public Offering Price                       $.25 per each issue of Bonds in
  over Redemption and                         excess of 50 issues (treating
  Sponsor's Repurchase                        separate maturities as separate
  Price per Unit ............  $54.89++++     issues).
Difference between Public                   Sponsors:  Reich & Tang
  Offering Price per Unit                     Distributors L.P. and Gruntal &
  and Principal Amount per                    Co. Incorporated
  Unit Premium/(Discount) ...  $51.52       Sponsors' Annual Fee:  Maximum of
Evaluation Time:  4:00 p.m.                   $.25 per $1,000 principal amount
  New York Time.                              of Bonds (see "Trust Expenses
                                              and Charges" in Part B of this
                                              Prospectus).

      PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                          Monthly     Semi-Annual    Annual
                                          Option        Option       Option

Gross annual interest income# .........   $64.27       $64.27         $64.27
Less estimated annual fees and
  expenses ............................     2.25         1.83           1.55
Estimated net annual interest             ______       ______         ______
  income (cash)# ......................   $62.02       $62.44         $62.72
Estimated interest distribution# ......     5.16        31.22          62.72
Estimated daily interest accrual# .....    .1722        .1734          .1742
Estimated current return#++ ...........    5.90%        5.94%          5.96%
Estimated long term return++ ..........    5.59%        5.63%          5.65%
Record dates ..........................   1st of      Dec. 1 and     Dec. 1
                                          each month  June 1
Interest distribution dates ...........   15th of     Dec. 15 and    Dec. 15
                              each month June 15

                                    A-7
144361.1

                          MUNICIPAL SECURITIES TRUST
                             MULTI-STATE SERIES 42

                                VIRGINIA TRUST


             SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1995



Date of Deposit:  November 19, 1992         Minimum Principal Distribution:
Principal Amount of Bonds ...  $3,000,000     $1.00 per Unit.
Number of Units .............  3,000        Weighted Average Life
Fractional Undivided Inter-                   to Maturity:  20.5 Years.
  est in Trust per Unit .....  1/3000       Minimum Value of Trust:
Principal Amount of                           Trust may be terminated if value
  Bonds per Unit ............  $1,000.00      of Trust is less than $1,200,000
Secondary Market Public                       in principal amount of Bonds.
  Offering Price**                          Mandatory Termination Date:
  Aggregate Bid Price                         The earlier of December 31, 2041
    of Bonds in Trust .......  $3,003,528+++  or the disposition of the last
  Divided by 3,000 Units ....  $1,001.18      Bond in the Trust.
  Plus Sales Charge of 5.40%                Trustee***:  Chase Manhattan
    of Public Offering Price   $54.10         Bank, N.A.
  Public Offering Price                     Trustee's Annual Fee:  Monthly
    per Unit ................  $1,055.28+     plan $1.10 per $1,000; semi-
Redemption and Sponsor's                      annual plan $.63 per $1,000; and
  Repurchase Price                            annual plan is $.36 per $1,000.
  per Unit ..................  $1,001.18+   Evaluator:  Kenny S&P Evaluation
                                      +++     Services.
                                      ++++  Evaluator's Fee for Each
Excess of Secondary Market                    Evaluation:  Minimum of $5 plus
  Public Offering Price                       $.25 per each issue of Bonds in
  over Redemption and                         excess of 50 issues (treating
  Sponsor's Repurchase                        separate maturities as separate
  Price per Unit ............  $54.10++++     issues).
Difference between Public                   Sponsors:  Reich & Tang
  Offering Price per Unit                     Distributors L.P. and Gruntal &
  and Principal Amount per                    Co. Incorporated
  Unit Premium/(Discount) ...  $55.28       Sponsors' Annual Fee:  Maximum of
Evaluation Time:  4:00 p.m.                   $.25 per $1,000 principal amount
  New York Time.                              of Bonds (see "Trust Expenses
                                              and Charges" in Part B of this
                                              Prospectus).

      PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                          Monthly     Semi-Annual    Annual
                                          Option        Option       Option

Gross annual interest income# .........   $62.89       $62.89         $62.89
Less estimated annual fees and
  expenses ............................     2.20         1.65           1.40
Estimated net annual interest             ______       ______         ______
  income (cash)# ......................   $60.69       $61.24         $61.49
Estimated interest distribution# ......     5.05        30.62          61.49
Estimated daily interest accrual# .....    .1685        .1701          .1708
Estimated current return#++ ...........    5.75%        5.80%          5.83%
Estimated long term return++ ..........    5.51%        5.57%          5.59%
Record dates ..........................   1st of      Dec. 1 and     Dec. 1
                                          each month  June 1
Interest distribution dates ...........   15th of     Dec. 15 and    Dec. 15
                                          each month  June 15

                                    A-8
144361.1

    * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.

   ** For information regarding offering price per unit and applicable sales charge under the Total Reinvestment Plan, see "Total Reinvestment Plan" in Part B of this Prospectus.


      For the California Trust, the proceeds from securities called July 1, 1995 and certain amounts distributable as of June 30, 1995 are reported in the summary of essential information as if they had been distributed at year-end.

  *** The Trustee maintains its corporate office at 770 Broadway, New York,
      New York 10003 (tel. no.: 1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.

    + Plus accrued interest to expected date of settlement (approximately five business days after purchase) of $10.42 monthly, $15.20 semi-annually and $44.75 annually for the California Trust, $10.64 monthly, $15.68 semi-annually and $47.07 annually for the New York Trust, and $10.92 monthly, $15.83 semi-annually and $46.59 annually for the Virginia Trust.


   ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

  +++ Based solely upon the bid side evaluation of the underlying Bonds
      (including, where applicable, undistributed cash from the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

 ++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and
      Redemption Price" in Part B of this Prospectus.

    # Does not include accrual from original issue discount bonds, if any.

                                    A-9
144361.1

                       INFORMATION REGARDING THE TRUSTS
                              AS OF JUNE 30, 1995


DESCRIPTION OF PORTFOLIOS


California Trust*

            Each Unit in the California Trust consists of a 1/2087th undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $1,006.23 of principal amount of the Bonds currently held in the Trust. The Sponsors have participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which none of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the California Trust consists of 9 issues representing obligations of 7 issuers located in California and 2 in Puerto Rico. None of the Bonds are obligations of state and local housing authorities; approximately 12% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. None of the Bonds are mortgage subsidy bonds. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). One issue representing $125,000 of the aggregate principal amount of the Bonds is a general obligation bond. All 8 of the remaining issues representing $2,375,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows:
Convention Center 1, Education 1, Highway 1, Hospital 1, Park Redevelopment 1, Transit Facility 1, Transportation 1 and Water Development 1. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.

            As of June 30, 1995, $125,000 (approximately 5% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $125,000 (approximately 5% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. None of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 72.6% were purchased at a premium and approximately 22.4% were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.


            None of the Bonds in the California Trust are subject to the Federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


--------
* Changes in the Trust Portfolio: From July 1, 1995 to September 15, 1995, $150,000 of the principal amount of the Bond in portfolio no. 2, $100,000 of the principal amount of the Bond in portfolio no. 4 and $150,000 of the principal amount of the Bond in portfolio no. 5 have
      been sold and are no longer contained in the Trust.   413 Units have
      been redeemed from the Trust.



                                    A-10
144361.1

New York Trust

            Each Unit in the New York Trust consists of a 1/2470th undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $1,000.00 of principal amount of the Bonds currently held in the Trust. The Sponsors have participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which none of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the New York Trust consists of 9 issues representing obligations of 8 issuers located in New York and 1 in Puerto Rico. Approximately 10.9% of the Bonds are obligations of state and local housing authorities; approximately 25.7% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. One of the issues comprising approximately 4.5% of the aggregate principal amount of the Bonds is a mortgage subsidy bond. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). Two issues representing $605,000 of the principal amount of the Bonds are general obligation bonds. All 7 of the remaining issues representing $1,865,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Assistance Corporation 1, Highway 1, Hospital 2, Multi-Family Housing 1, Single Family Mortgage Revenue 1, and Water and Sewer
1. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.

            As of June 30, 1995, $410,000 (approximately 16.6% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $110,000 (approximately 4.5% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. None of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 83.4% were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.


            None of the Bonds in the New York Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


                                    A-11
144361.1

Virginia Trust*


            Each Unit in the Virginia Trust consists of a 1/3000th undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $1,000.00 of principal amount of the Bonds currently held in the Trust. The Sponsors have participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which none of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the Virginia Trust consists of 8 issues representing obligations of 7 issuers located in Virginia and 1 in Puerto Rico. None of the Bonds are obligations of state and local housing authorities; approximately 31.7% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. One issue comprising approximately 16.7% of the aggregate principal amount of the Bonds in the trust is a mortgage subsidy bond. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Eight issues representing $3,000,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Airport 1, Correctional Facility 1, Electric 1, Hospital 2, Single Family Mortgage Revenue 1 and University 2. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.


            As of June 30, 1995, $1,300,000 (approximately 43.3% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $150,000 (approximately 5% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. None of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 56.7% were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.


            None of the Bonds in the Pennsylvania Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


--------
* Changes in the Trust Portfolio: From July 1, 1995 to September 15, 1995, 15 Units were redeemed from the Trust.



                                    A-12
144361.1

                     FINANCIAL AND STATISTICAL INFORMATION


Selected data for each Unit outstanding for the periods listed below:


California Trust

                                                                     Distribu-
                                                                      tions of
                                        Distributions of Interest   Principal
                                       During the Period (per Unit)  During
                            Net Asset*            Semi-               the
                 Units Out-   Value    Monthly    Annual     Annual  Period
Period Ended      standing   Per Unit  Option     Option     Option (Per Unit)


June 30, 1993       2,500   $1,056.51  $20.30     $20.44      $5.75     -0-
June 30, 1994       2,500    1,023.79   58.20      58.78       -0-      -0-
June 30, 1995       2,087    1,244.28   58.20      58.78       -0-      -0-



New York Trust

                                                                     Distribu-
                                                                      tions of
                                        Distributions of Interest   Principal
                                       During the Period (per Unit)  During
                            Net Asset*            Semi-               the
                 Units Out-   Value    Monthly    Annual     Annual  Period
Period Ended      standing   Per Unit  Option     Option     Option (Per Unit)


June 30, 1993       2,500   $1,042.11  $21.89     $22.02     $ 6.50     -0-
June 30, 1994       2,500      991.93   61.62      62.10       -0-      -0-
June 30, 1995       2,470    1,011.35   61.85      62.35      62.46     -0-



Virginia Trust

                                                                     Distribu-
                                                                      tions of
                                        Distributions of Interest   Principal
                                       During the Period (per Unit)  During
                            Net Asset*            Semi-               the
                 Units Out-   Value    Monthly    Annual     Annual  Period
Period Ended      standing   Per Unit  Option     Option     Option (Per Unit)


June 30, 1993       3,000   $1,041.51  $21.15     $21.30      $6.00     -0-
June 30, 1994       3,000      991.78   60.60      61.23       -0-      -0-
June 30, 1995       3,000    1,014.99   60.60      61.24       -0-      -0-


--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                    A-13
144361.1

Independent Auditors' Report


The Sponsor, Trustee and Certificateholders
Municipal Securities Trust, Multi-State Series 42:


We have audited the accompanying statements of net assets, including the portfolios, of Municipal Securities Trust, Multi-State Series 42 (comprising, respectively, California Trust, New York Trust and Virginia Trust) as of June 30, 1995, and the related statements of operations, and changes in net assets for the years ended June 30, 1995 and 1994 and the period November 19, 1992 (date of deposit) to June 30, 1993. These financial statements are the responsibility of the Trustee (see note 2). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting the Municipal Securities Trust, Multi-State Series 42 as of June 30, 1995, and the results of their operations and the changes in their net assets for the the years ended June 30, 1995 and 1994 and the period November 19, 1992 to June 30, 1993 in conformity with generally accepted accounting principles.



                                KPMG Peat Marwick LLP


New York, New York
September 15, 1995
except as to Note 7 as to
which the date is
September 28, 1995

              MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

                         Statements of Net Assets

                              June 30, 1995

                                                       California      New York       Virginia
                                                          Trust          Trust          Trust
                                                       -----------    -----------    -----------

  Investments in marketable
    securities, at market value (cost
    $2,470,150, $2,401,000 and
    $2,915,808, respectively)                        $  2,559,290      2,474,274      3,003,528

  Excess of other assets over
     total liabilities                                     37,522         23,765         41,454
                                                       -----------    -----------    -----------

  Net assets (2,087, 2,470 and 3,000
    units of fractional undivided interest
    outstanding, $1,244.28, $1,011.35 and $1,014.99
    per unit, respectively)                          $  2,596,812      2,498,039      3,044,982
                                                       ===========    ===========    ===========

  See accompanying notes to financial statements.

              MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

                                      CALIFORNIA  TRUST

                                   Statements of Operations

                                                                       For the Period
                                                                     November 19, 1992
                                          Year ended   Year ended   (date of deposit)
                                        June 30, 1995 June 30, 1994   to June 30, 1993
                                          ----------    -----------    --------------

Investment income - interest           $    155,341        155,114            95,141
                                          ----------    -----------    --------------

Expenses:
   Trustee's fees                             3,737          3,755             1,003
   Evaluator's fees                           1,374          1,493                65
   Sponsor's advisory fee                       625            620                73
                                          ----------    -----------    --------------

              Total expenses                  5,736          5,868             1,141
                                          ----------    -----------    --------------

              Investment income, net        149,605        149,246            94,000

Unrealized appreciation (depreciation)
   on investments                            33,344        (85,471)          141,267
                                          ----------    -----------    --------------

        Net increase in net
          assets resulting
          from operations              $    182,949         63,775           235,267
                                          ==========    ===========    ==============

See accompanying notes to financial statements.

               MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

                                NEW YORK TRUST

                           Statement of Operations

                                                                             For the Period
                                                                           November 19, 1992
                                               Year ended   Year ended      (date of deposit)
                                             June 30, 1995  June 30, 1994   to June 30, 1993
                                             ------------    ------------    --------------

Investment income - interest               $     159,943         160,886            98,779
                                             ------------    ------------    --------------

Expenses:
   Trustee's fees                                  3,773           3,581             1,794
   Evaluator's fees                                1,374           1,817                   -
   Sponsor's advisory fee                            623             620                73
                                             ------------    ------------    --------------

         Total expenses                            5,770           6,018             1,867
                                             ------------    ------------    --------------

        Investment income, net                   154,173         154,868            96,912
                                             ------------    ------------    --------------

Realized (loss) gain on bonds
   sold or called                                   (858)            159                70
Unrealized appreciation
   (depreciation) of investments                  48,254        (126,016)          151,036
                                             ------------    ------------    --------------

Net gain(loss) on investments                     47,396        (125,857)          151,106
                                             ------------    ------------    --------------

      Net increase in net
        assets resulting
        from operations                          201,569          29,011           248,018
                                             ============    ============    ==============

See accompanying notes to financial statements.

              MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

                               VIRGINIA TRUST

                             Statements of Operations

                                                                     For the Period
                                                                    November 19, 1992
                                        Year ended    Year ended    (date of deposit)
                                       June 30,1995 June 30,1994    to June 30, 1993
                                        ----------    ----------    -----------------

Investment income - interest          $   191,050       190,894              117,131
                                        ----------    ----------    -----------------

Expenses:
   Trustee's fees                           4,371         4,191                1,921
   Evaluator's fees                         1,374         1,492                  265
   Sponsor's advisory fee                     750           760                   88
                                        ----------    ----------    -----------------

           Total expenses                   6,495         6,443                2,274
                                        ----------    ----------    -----------------

          Investment income, net          184,555       184,451              114,857

Unrealized appreciation (depreciation)
   on investments                          67,524      (151,245)             171,441
                                        ----------    ----------    -----------------

        Net increase in net
          assets resulting
          from operations             $   252,079        33,206              286,298
                                        ==========    ==========    =================

See accompanying notes to financial statements.

              MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

                                CALIFORNIA TRUST

                           Statements of Changes in Net Assets

                                                                              For the Period
                                                                            November 19, 1992
                                            Year ended      Year ended       (date of deposit)
                                           June 30,1995    June 30,1994      to June 30, 1993
                                           ------------     ----------       ----------------

Operations:
   Investment income, net                $     149,605        149,246                 94,000
   Unrealized appreciation
     (depreciation) for the period              33,344        (85,471)               141,267
                                           ------------     ----------       ----------------

           Net increase in net
             assets resulting
             from operations                   182,949         63,775                235,267
                                           ------------     ----------       ----------------

Distributions to Certificateholders:
     Investment income                         145,604        145,573                 50,768
     Distribution to Sponsor of accrued
      interest to date of settlement            -               -                      3,918
                                           ------------     ----------       ----------------

           Total distributions                 145,604        145,573                 54,686
                                           ------------     ----------       ----------------

           Total increase (decrease)            37,345        (81,798)               180,581

Net assets at beginning of period            2,559,467      2,641,265              2,460,684
                                           ------------     ----------       ----------------

Net assets at end of period (including
   undistributed net investment
   income of$46,988  ,
   $42,987 and $39,314 respectively)     $   2,596,812      2,559,467              2,641,265
                                           ============     ==========       ================

See accompanying notes to financial statements.

              MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

                                      NEW YORK TRUST

                           Statements of Changes in Net Assets

                                                                              For the Period
                                                                             November 19, 1992
                                                Year ended     Year ended    (date of deposit)
                                                June 30,1995  June 30,1994   to June 30, 1993
                                                -----------    ----------    -----------------

Operations:
   Investment income, net                      $   154,173       154,868               96,912
   Realized (loss) gain on bonds sold or called       (858)          159                   70
   Unrealized appreciation (depreciation)
     of investments for the period                  48,254      (126,016)             151,036
                                                -----------    ----------    -----------------

             Net increase in net
               assets resulting
               from operations                     201,569        29,011              248,018
                                                -----------    ----------    -----------------

Distributions to Certificateholders:
     Investment income                             153,546       154,449               54,836
     Principal                                       -             -                    3,551

Redemptions:
     Investment income                                 392         -                 -
     Principal                                      29,417         -                 -
                                                -----------    ----------    -----------------

             Total distributions and redemptions   183,355       154,449               58,387
                                                -----------    ----------    -----------------

             Total increase (decrease)              18,214      (125,438)             189,631

Net assets at beginning of period                2,479,825     2,605,263            2,415,632
                                                -----------    ----------    -----------------

Net assets at end of period (including
   undistributed net investment
   income of $39,067, $38,832 and
   $38,505 respectively)                      $  2,498,039     2,479,825            2,605,263
                                                ===========    ==========    =================

           See accompanying notes to financial statements.

              MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

                                     VIRGINIA TRUST

                           Statements of Changes in Net Assets

                                                                                For the Period
                                                                               November 19, 1992
                                                Year ended      Year ended     (date of deposit)
                                               June 30, 1995   June 30, 1994   to June 30, 1993
                                                -----------    ------------     ---------------

Operations:
   Investment income, net                     $    184,555         184,451              114,857

   Unrealized appreciation (depreciation)
     of investments for the period                  67,524        (151,245)             171,441
                                                -----------    ------------     ---------------

                Net increase in net
                  assets resulting
                  from operations                  252,079          33,206              286,298
                                                -----------    ------------     ---------------

Distributions to Certificateholders:
     Investment income                             182,423         182,404               63,594
     Distribution to sponsor of accrued
        interest to date of settlement               -              -                     8,122
                                                -----------    ------------     ---------------

                Total distributions                182,423         182,404               71,716
                                                -----------    ------------     ---------------


                Total increase (decrease)           69,656        (149,198)             214,582

Net assets at beginning of period                2,975,326       3,124,524            2,909,942
                                                -----------    ------------     ---------------

Net assets at end of period (including
   undistributed net investment
   income of  $47,320  , $45,188 and
   $43,141, respectively)                     $  3,044,982       2,975,326            3,124,524
                                                ===========    ============     ===============

              See accompanying notes to financial statements.

MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

Notes to Financial Statements

June 30, 1995, 1994 and 1993




(1)        Organization and Financial and Statistical Information

Municipal Securities Trust, Multi-State Series 42 (Trust) was organized on November 19, 1992 by Bear, Stearns & Co. Inc. and Gruntal Co., Incorporated (Co-Sponsors) under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940.

(2)        Summary of Significant Accounting Policies

United States Trust Company of New York (Trustee) has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.

The discount on the zero-coupon bonds is accreted by the interest method over the respective lives of the bonds. The accretion of such discount is included in interest income; however, it is not distributed until realized in cash upon maturity or sale of the respective bonds.

          Investments are carried at market value which is determined by Kenny S&P Evaluation Services (Evaluator). The market value of the investments is based upon the bid prices for the bonds at the end of the period, except that the market value on the date of deposit represents the cost to each state Trust based on the offering prices for investments at that date. The difference between cost (including accumulated accretion of original issue discount on zero-coupon bonds) and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

(3)            Income Taxes

            The Trust is not subject to Federal income taxes as provided for by the Internal Revenue Code.

                                        (Continued)

MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

Notes to Financial Statements






(4)            Trust Administration

            The fees and expenses of the Trust are incurred and paid on the basis set forth under "Trust Expenses and Charges" in Part B of this Prospectus.

            The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

            The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

      See "Financial and Statistical Information" in Part A of this Prospectus for the amounts of per unit distributions during the years ended June 30, 1995 and 1994 and the period November 19, 1992 to June 30 1993.

            The Trust Indenture and Agreement also requires the Trust to redeem units tendered. 413, 30 and 0 units were redeemed by California, New York and Virginia Trusts, respectively, during the year ended June 30, 1995. No units were redeemed by the three Trusts during the year ended June 30, 1994 and the period ended June 30, 1993.

(continued)

MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

Notes to Financial Statements



(5)            Net Assets

            At June 30, 1995, the net assets of the Trust represented the interests of Certificateholders as follows:

                                        California           New York              Virginia
                                            Trust                Trust                Trust

            Original cost to
               Certificateholders        $ 2,587,470           2,540,097             3,059,876

            Less initial gross
               underwriting commission      (126,786)             (124,465)             (149,934)

                                            2,460,684            2,415,632             2,909,942


            Accumulated cost of bonds
               called or sold                  -                   (17,335)                    -

     Net unrealized appreciation               89,140                73,274                87,720


            Undistributed net
         investment income                    46,988                 39,067                47,320

         Undistributed proceeds from
 bonds sold or called                               -               (12,599)                   -



                    Total               $ 2,596,812                2,498,039            3,044,982


            The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 2,500, 2,500 and 3,000 units of fractional undivided interest of the California Trust, New York Trust and Virginia Trust, respectively, as of the date of deposit.

            Undistributed net investment income includes accumulated accretion of original issue discount of $9,466, $2,703 and $5,866 for the California Trust, the New York Trust and the Virginia Trust, respectively.

(6)            Successor Trustee

            Effective September 2, 1995, United States Trust Company of New York was merged into Chase Manhatten Bank (National Association) ("Chase"). Accordingly, Chase is the successor trustee of the unit investment trusts sponsored by Bear Stearns and Co.

(7)     Successor Sponsor

Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investments trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear Stearns & Co. Inc., the previous sponsor.


MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

CALIFORNIA TRUST

Portfolio
June 30, 1995

Port-   Aggregate                                                       Coupon Rate/   Redemption Feature
folio   Principal                 Name of Issuer              Ratings   Date(s) of     S.F.--Sinking Fund       Market
No.     Amount                 and Title of Bonds              (1)     Maturity(2)    Ref.--Refunding(2) (7)   Value(3)
        -----------    --------------------------------------  -------- ---------------------------------------------------

  1     $ 300,000     Coachella Valley Ca. Wtr. District 1992     A*     6.350%         No Sinking Fund       $   313,836
                      Certs. of Part. (Flood Control Project)            10/01/2004     10/01/02 @ 102 Ref.
                      Imprvmt. District No. 71 (Storm Wtr.
                      District) (Riverside, Imperial, & San
                      Diego Cntys. Ca.)

  2       300,000     Desert Ca. Hosp. District                  AAA     6.250          No Sinking Fund            321,420
                      Insrd. Hosp. Rev. Certs. of                        7/01/2003      7/01/02 @ 102 Ref.
                      Part. (Desert Hosp. Corp.
                      Project) Series 1992 (Capital Guaranty)

  3       350,000     Fresno Cnty. Ca. Certs. of                 A*      6.500          No Sinking Fund            360,448
                      Part. Fresno Unified Schl.                         5/01/2006      5/01/00 @ 102 Ref.
                      District For Project Phase IX Series
                      1992 B

  4       300,000     Los Angeles Cnty. Ca. Trans.                A+     6.200          No Sinking Fund            319,572
                      Cmmision. Propstion. C Sales                       7/1/2004       None
                      Tax Rev. Bonds Second Sr. Bonds Series
                      1992 A

  5       300,000     Oakland Ca. Statewide Cmmntys. Dev.        AAA     6.000          No Sinking Fund            313,164
                      Auth. 1992 Lease Rev. Bonds (City of               10/01/2004     10/01/02 @ 102 Ref.
                      Oakland Cnvntn. Cntrs. Project) (AMBAC)

  6       315,000     Orange Cnty. Ca. Trans. District Certs.    A1*     6.750          12/01/00 @ 100 S.F.        327,587
                      of Part. (1990 Bus Acqstion. Project)              12/01/2005     12/01/00 @ 101 Ref.
                      Fincg. Corp.

  7       120,000     City of Santa Monica Ca. Redev.             A+     6.200          No Sinking Fund            124,522
                      Agncy. Ocean Park Redev.                           7/01/2005      7/01/02 @ 102 Ref.
                      Projects Rev. Rfndg. Bonds
                      Series 1992

  8       140,000     City of Santa Monica Ca. Redev.            A+      6.300          No Sinking Fund            144,855
                      Agncy. Ocean Park Redev.                           7/01/2006      7/01/02 @ 102 Ref.
                      Projects Rev. Rfndg. Bonds
                      Series 1992

  9       250,000     P.R. Cmmnwlth. Hwy. Auth. Hwy.              A      6.750          7/01/05 @ 100 S.F.         267,323
                      Rev. Rfndg. Bonds Series R                         7/01/2005      7/01/00 @ 102 Ref.
                      1990

 10       125,000     Cmmnwlth. of P.R. Pub.                      A      0.000          No Sinking Fund             66,563
                      Imprvmnt. Genl. Oblig. Rfndg.                      7/01/2006      None
                      Rev. Bonds Series 1988

        -----------                                                                                             -----------
      $  2,500,000                                                                                              $ 2,559,290
       ===========                                                                                              ===========

MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

NEW YORK TRUST

Portfolio
June 30, 1995

Port-   Aggregate                                                       Coupon Rate/   Redemption Feature
folio   Principal                 Name of Issuer              Ratings   Date(s) of     S.F.--Sinking Fund       Market
No.     Amount                 and Title of Bonds              (1)     Maturity(2)    Ref.--Refunding(2) (7)   Value(3)
        -----------    --------------------------------------  -------- ---------------------------------------------------


  1     $   255,000      N.Y. State Genl. Oblig. Rev.             A*        6.875%         No Sinking Fund      $   269,178
                         Bonds                                              3/01/2020      3/01/02 @ 102 Ref.

  2         270,000      N.Y. State Hsg. Finc. Agncy.             AAA       6.500          2/15/15 @ 100 S.F.       273,677
                         Insrd. Multi-Fam. Mtg. Hsg.                        8/15/2024      8/15/02 @ 102 Ref.
                         Rev. Bonds 1992 Series C

  3         250,000      N.Y. Local Gov. Assis. Corp. (A            AAA     7.000          4/01/12 @ 100 S.F.       283,985
                         Pub. Benefit Corp. of the State                    4/01/2016      4/01/01 @ 102 Ref.
                         of N.Y.) Rev. Bonds Series 1991
                         A (5)

  4         350,000      N.Y. State Med. Care Facs.                 Aa*     6.650          8/15/04 @ 100 S.F.       362,047
                         Finc. Agncy. Hosp. & Nrsg. Home                    8/15/32        8/15/02 @ 102 Ref.
                         Insrd. Mtg. Rev. Bonds 1992
                         Series C

  5         350,000      N.Y. City Genl. Oblig. Rev.                 A-     7.000          No Sinking Fund          360,388
                         Bonds Series C Subseries C1                        8/01/2016      8/01/02 @ 101.5 Ref.

  6         300,000      N.Y. City Muni. Wtr. Finc.                  A*     6.000          6/15/17 @ 100 S.F.       289,290
                         Auth. Wtr. & Swr. Sys. Rev.                        6/15/2019      6/15/99 @ 100 Ref.
                         Bonds Fiscal 1990 Series A

  7         285,000      Oneida N.Y. Hlth. Care Corp.                A      7.200          2/01/07 @ 100 S.F.        303,636
                         Mtg. Rev. Bonds (FHA Insrd.                        8/01/2031      8/01/01 @ 102 Ref.
                         Mtg. Loan-Oneida Hlth. Care
                         Corp. Resdntl. Hlth. Care Fac.
                         Project) Series 1991 A

  8          60,000      P.R. Cmmnwlth. Hwy. & Trans.               AAA     6.625          7/01/13 @ 100 S.F.          67,589
                         Auth. Hwy. Rev. Bonds (5) Series 1992              7/01/2018      7/01/02 @ 101.5 Ref.

  9          240,000     P.R. Cmmnwlth. Hwy. & Trans.                A      6.625          7/01/13 @ 100 S.F.         248,964
                         Auth. Hwy. Rev. Bonds (5) Series 1992              7/01/2018      7/01/02 @ 101.5 Ref.

 10          110,000     N.Y. State Mtg. Agncy. Hmownr.             Aa*     0.000          4/01/12 @ 52.88 S.F.        15,520
                         Mtg. Rev. Bonds 1989 Series II                     4/01/2020      4/01/02 @ 23.845 Ref.


          -----------                                                                                               -----------

       $    2,470,000                                                                                               $ 2,474,274
          ===========                                                                                               ===========

MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

VIRGINIA TRUST

Portfolio
June 30, 1995

Port-   Aggregate                                                       Coupon Rate/   Redemption Feature
folio   Principal                 Name of Issuer              Ratings   Date(s) of     S.F.--Sinking Fund       Market
No.     Amount                 and Title of Bonds              (1)     Maturity(2)    Ref.--Refunding(2) (7)   Value(3)
        -----------    --------------------------------------  -------- ---------------------------------------------------


  1   $ 500,000       Va. State Hsg. Dev. Auth.                  AA+     6.900%         1/01/10 @ 100 S.F.    $   519,585
                      Cmmnwlth. Mtg. Rev. Bonds                          7/01/2013      1/01/00 @ 102 Ref.
                      Series 1990  B

  2     500,000       Albemarle Cnty. Va. Ind. Dev.               A+     6.500          10/01/13 @ 100 S.F.        504,250
                      Auth. Hlth. Servs. Rev. Bonds                      10/01/2022     10/01/02 @ 102 Ref.
                      (The Univ. Of Va. Hlth. Servs.
                      Fndtion.) Series 1992

  3     500,000       Arlington Cnty. Va. Ind. Dev.              Aaa*    7.000          9/01/06 @ 100 S.F.         569,300
                      Auth. Hosp. Rev. Bonds (The                        9/01/2011      9/01/01 @ 102 Ref.
                      Arlington Hosp.) Series 1991 A
                     (5)

  4     250,000       Harrisonburg Va. Redev. & Hsg.             A1*     6.500          9/01/07 @ 100 S.F.         253,638
                      Auth. Pub. Fac. Lease Rev.                         9/01/2014      9/01/01 @ 100 Ref.
                      Bonds (Rockingham Cnty. & City
                      of Harrisonburg Project) Series
                      1991

  5     400,000       Loudoun Cnty. Va. Ind. Dev.                A1*     6.250          5/15/13 @ 100 S.F.         406,768
                      Auth. Univ. Facs. Rev. Rfndg.                      5/15/2022      5/15/02 @ 102 Ref.
                      Bonds (The George Washington
                      Univ.) Series 1992

  6     250,000       Met. Wash. Va. Arpts. Auth.                AAA     6.250          10/01/20 @ 100 S.F.        249,965
                      Arpt. Sys. Rev. Bonds Series                       10/01/2021     10/01/02 @ 102 Ref.
                      1992 A (AMT) (MBIA Corp.)

  7     450,000       Peninsula Ports Auth. of Va.               Aa*     6.625          7/01/11 @ 100 S.F.         460,553
                      Hlth. Sys. Rev. & Rfndg. Bonds                     7/01/2018      7/01/02 @ 102 Ref.
                      (Riverside Hlth. Sys. Project)
                      Series 1992-A

  8     150,000       P.R. Elec. Pwr. Auth. Pwr. Rev.             A-     0.000          No Sinking Fund            39,469
                      Bonds Series 1989  O                               7/01/2017      None

     -----------                                                                                               -----------
     $3,000,000                                                                                                $ 3,003,528
    ===========                                                                                                ===========

See accompanying footnotes to Portfolio and notes to Financial Statements.

MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42

Footnotes to Portfolios

June 30, 1995, 1994, and 1993




(1) All ratings are by Standard & Poor's Corporation, except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings is set forth under "Description of Bond Ratings" in Part B of this Prospectus.

(2) See "The Trust Portfolio" in Part B of this Prospectus for an explanation of redemption features. See "Tax Status" in Part B of this Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

(3) At June 30, 1995, the net unrealized appreciation of all the bonds was $89,140, $73,274 and $87,720 for the California, New York, and Virginia Trusts, respectively.

(4) The annual interest income (excluding accretion of original issue discount on zero-coupon bonds), based upon bonds held at June 30,1995, to the Municipal Securities Trust, Multi-State Series 42 is $151,548, $158,751 and $188,688 for the California Trust, New York Trust and Virginia Trust, respectively.

(5) The bond have been prerefunded and will be redeemed at the next refunding call date.

(6) Bonds sold or called after June 30, 1995 are noted in a footnote "Changes in Trust Portfolio" under "Description of Portfolio" in Part A of this Prospectus.

(7) The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).

                 Note:  Part B of This Prospectus May Not Be
                   Distributed Unless Accompanied by Part A.

                       Please Read and Retain Both Parts
                    of the Prospectus for Future Reference.


                          MUNICIPAL SECURITIES TRUST
                              MULTI-STATE SERIES
                            (Multiplier Portfolio)

                               Prospectus Part B


                           Dated:  October 31, 1995



                                   THE TRUST

Organization


            "Municipal Securities Trust," Multi-State Series (the "Trust") consists of several separate "unit investment trusts," which may include California Trust, Michigan Trust, New York Trust, Pennsylvania Trust and/or Virginia Trust (collectively, the "State Trusts") designated as set forth in Part A. The State Trusts were created under the laws of the State of New York pursuant to a Trust Indenture and Agreement* (collectively, the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors L.P., as Sponsor, or depending on the particular Trust, among Reich & Tang Distributors L.P. and Gruntal & Co., Incorporated, as Co-Sponsors (the Sponsors or Co-Sponsors, if applicable, are referred to herein as the "Sponsor"), Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as Evaluator, and, depending on the particular State Trust, either The Bank of New York or Chase Manhattan Bank, N.A., as Trustee. The name of the Trustee for a particular State Trust is contained in the "Summary of Essential Information" in Part A. For a description of the Trustee for a particular State Trust, see "Trust Administration--The Trustee." Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records.


            On the Date of Deposit the Sponsor deposited with the Trustee long-term bonds, including delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds"), and cash or irrevocable letters of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the State Trusts. The Trust consists of the interest-bearing bonds described under "The Trust" in Part A of this Prospectus, the interest on which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular federal income tax under existing law.

            Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of each State Trust in the ratio of one Unit to the principal amount of Bonds in such
--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the respective Trust Indentures and Agreements which are incorporated herein by reference.


82600.3

State Trust on such date as specified in Part A of this Prospectus. To the extent that any Units of a State Trust are redeemed by the Trustee, the fractional undivided interest or pro rata share in such State Trust represented by each unredeemed Unit of such State Trust will increase, although the actual interest in such State Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Trust Agreement.

Objectives

            Each State Trust, each one of a series of similar but separate unit investment trusts formed by the Sponsor, offers investors the opportunity to participate in a portfolio of long-term tax-exempt bonds, which may include deep "market" discount and original issue discount bonds, with a greater diversification than they might be able to acquire themselves. The objectives of each State Trust are to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, is, with certain exceptions, currently exempt from regular federal income tax and from present income taxes of the State for which such Trust is named for residents thereof. Such interest income may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. Investors should be aware that there is no assurance the State Trusts' objectives will be achieved because these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the continuing satisfaction of the Bonds of the conditions required for the exemptions of interest thereon from regular federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.

            Since disposition of Units prior to final liquidation of a State Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. The State Trusts are not designed to be complete investment programs.

The Portfolios--General

            All of the Bonds in the State Trusts were rated "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. at the time originally deposited in the State Trust. For a list of the ratings of each Bond on the Evaluation Date, see each "Portfolio" in Part A of this Prospectus.

            For information regarding (i) the number of issues in each State Trust, (ii) the range of fixed maturity of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "The Trust" and "Description of Portfolio" for each State Trust in Part A of this Prospectus.

            When selecting Bonds for the State Trusts, the following factors, among others, were considered by the Sponsor on the Date of Deposit: (a) the quality of the Bonds and whether such Bonds were rated "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc., (b) the yield and price of the Bonds relative to other tax-exempt securities of comparable quality and maturity, (c) income to the Certificateholders of the State Trusts, (d) the diversification of each State Trust's portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of issues which meet such State Trust's quality, rating, yield

                                    -2-
82600.3
and price criteria and (e) the existence of "market" discount and original issue discount. Subsequent to the Evaluation Date, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from a State Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. See "Portfolio Supervision." For an interpretation of the bond ratings, see "Description of Bond Ratings."

            Housing Bonds. Some of the aggregate principal amount of the Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of housing bonds contained therein.

            Hospital Revenue Bonds. Some of the aggregate principal amount of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

            The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or (iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds.

            Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.

            Nuclear Power Facility Bonds. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsor is unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.

                                    -3-
82600.3

            Mortgage Subsidy Bonds. Certain Bonds may be "mortgage subsidy bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences. Section 103A of the Internal Revenue Code of 1954, as amended, provided as a general rule that interest on "mortgage subsidy bonds" will not be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling residency, ownership, purchase price and target area requirements, ceiling amount for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.

            Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law) "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.


            Private Activity Bonds. The portfolio of the Trust may contain other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types: (1) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.


            The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.


                                    -4-
82600.3

            The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.

            Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting change in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the State Trusts.

            Legal Proceedings Involving the Trusts. The following is a description of the legal proceedings involving the Delaware County, Pennsylvania Authority, Sacred Heart Medical Center Hospital Revenue Bonds Refunding Series of 1985 (the "Sacred Heart Bonds") contained in the Pennsylvania Trust of Multi-State Series 15:

            In March 1992 the Sponsor notified unitholders of certain events of default reported by the Trustee for the Sacred Heart Bonds, the Trustee's acceleration of the Bonds, and the formation of an unofficial bondholder committee.

            In October 1992 the Sponsor notified unitholders of additional developments reported by the Bond Trustee, including the filing of a bankruptcy petition, the sale of the Medical Center to Crozer-Keystone Health System, and certain distributions to bondholders. These distributions to bondholders came from proceeds of the sale of the Medical Center, from sums held in Medical Center bank accounts and from partial collection of accounts receivable, all of which were subject to the lien of the Bond Indenture.

            Recently the Bond Trustee notified the Sponsor of the U.S. Bankruptcy Court's confirmation of the Medical Center's Modified Second Amended Liquidation Plan of Reorganization and of the availability of additional funds for distribution to Bondholders.

            In particular, on February 4, 1994, the Bond Trustee distributed $400,000 to bondholders. This sum was generated from asset sales and the collection of Medical Center receivables, after payment of certain expenses, administrative and priority claims, and unsecured creditor settlements, all as provided in the Medical Center's Reorganization Plan.

            To date and including the February 1994 distribution, the Bond Trustee has distributed to bondholders an amount equal to 45.5% of the outstanding principal of, and accrued unpaid interest on, the Sacred Heart Bonds up to the date of acceleration, November 18, 1991.

            The Medical Center has submitted expense reimbursement claims to the Federal Medicare Program, to the Pennsylvania Medicaid Program, and to Independence Blue Cross of Philadelphia. The Medical Center has received a small portion of the allowed claims to date, and it expects to receive

                                    -5-
82600.3
additional payments in 1995 and 1996. It is impossible to predict with any certainty the amount and timing of additional distributions to bondholders from these or other sources.


            Other than the Sacred Heart Bonds described above, as of the date of this Prospectus, the Sponsor has not been notified or made aware of any litigation pending with respect to any Bonds which might reasonably be expected to have a material effect on the State Trusts other than that which is discussed relating to the Sacred Heart Bonds or under "The State Trusts" herein. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes may affect the validity of such Bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Bonds in the State Trusts. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it will have a material adverse effect on a State Trust.

            Other Factors. The Bonds in the State Trusts, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the State Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

            The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

            In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsors are unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the state Trusts.

            The State Trusts may also include "moral obligation" bonds. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. See "Portfolio" and "Information Regarding the State Trust" for each State Trust in Part A of this Prospectus for the amount of moral obligation bonds contained in each State Trust's portfolio.

            Certain of the Bonds in the State Trusts are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from

                                    -6-
82600.3
the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in each State Trust is contained under the "Portfolio" for such State Trust in Part A of this Prospectus. Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time the Certificateholders Purchase their Units.

            Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that the State Trusts will retain their present size and composition for any length of time. The proceeds from the sale of a Bond in a State Trust or from the exercise of any redemption or call provision will be distributed to Certificateholders of such State Trust, except to the extent such proceeds are applied to meet redemptions of Units. See "Trustee Redemption."


            Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1994, approximately 87% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 67% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to the expansion of the manufacturing sector. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion ($21.6 billion in 1987 prices) and personal income per capita was $7,047 ($5,902 in 1987 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to Commonwealth government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1994 were $5.7 billion, of which $3.9 billion, or 68.9%, represent entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1994 averaged 1,011,000. Unemployment, although at a low level compared to the late 1970s, remains above the average for the United States. In fiscal year end June 30, 1994, the unemployment rate in Puerto Rico was 16.0%. Puerto Rico's decade-long economic expansion continued throughout the five-year period from fiscal 1990 through fiscal 1994. Almost every sector of its economy was affected and record levels of employment were achieved. Factors behind this expansion include Commonwealth sponsored economic development programs, the relatively stable prices of oil imports, the continued growth of the United States economy, periodic declines in exchange value of the United States dollar and the relatively low cost of borrowing during the period. The Planning Board's most recent Gross Product forecast for fiscal 1995 and fiscal

                                    -7-
82600.3

1996, made in February 1995, shows increases of 2.9% and 2.7%, respectively. The Puerto Rico Planning Board's economic activity index, a composite index for thirteen economic indicators, increased 2.7% for the first seven months of fiscal 1995 compared to the same period of fiscal 1994, which period showed an increase of 1.3% over the same period of fiscal 1993. Growth in the Puerto Rico economy in fiscal 1996 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar and the cost of borrowing.


Discount and Zero Coupon Bonds

            The State Trust portfolios may contain original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. See "Tax Status." The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the Bonds in each State Trust may be Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accreted value based on par value at maturity. Because the issuer is not obligated to make current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. See "Description of Portfolios" in Part A for the aggregate principal amount of original issue discount bonds in each State Trust's portfolio.

            The State Trust portfolios may also contain Bonds that were purchased at deep "market" discount from par value at maturity. This is because the coupon interest rates on the discount Bonds at the time they were purchased and deposited in the State Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the discount Bonds were for the most part issued at then current coupon interest rates. The current returns (coupon interest income as a percentage of market price) of discount bonds will be lower than the current returns of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of the bonds will decrease; and if interest rates decline, the value of the bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.

                                    -8-
82600.3

                               THE STATE TRUSTS

            The Sponsor believes the information summarized below describes some of the more significant events relating to the State Trusts. Sources of such information are the official statements of the issuers located in the states of the State Trusts which have been issued in connection with debt offerings by such states, as well as other publicly available documents and information. While the Sponsor has not independently verified such information, it has no reason to believe it is not correct in all material respects.

California Trust


            California's economy is the largest among the 50 states and one of the largest in the world. The State's July 1, 1994 population of almost 32 million represents more than 12.0 percent of the total United States population. Total employment is about 14.0 million, the majority of which is in the service, agriculture, entertainment, tourism, high technology, trade and manufacturing sectors. Total State gross domestic product of about $835 billion in 1994 was larger than all but six nations in the world.

            California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. Overall, California's population per square mile was 191 in 1990. As of July 1, 1994, 69 percent of the population of the State was located in the two consolidated Metropolitan Statistical Areas in California. The 5-county Los Angeles area accounted for 48 percent, with 15.6 million residents. The 10-county San Francisco Bay Area represented 21 percent, with a population of 6.7 million.

            Recent studies indicate changes in the State's population dynamics. Since 1990, population growth has shifted to depend on births and foreign immigration. Net movements within the U.S. were negative during the State's economic recession in 1991-94, but domestic in-migration to the State has increased as the State's economy has improved. The population is expected to become more ethnically diverse into the next century, with the Latino and Asian populations growing faster than other groups.

            California Economy. Starting in mid-1990, the State entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the State since the 1930's, with job losses estimated at over 800,000, particularly in the manufacturing (predominately aerospace), services and construction sectors. The greatest effects were felt in Southern California. A significant portion of these losses were linked to post-Cold War cuts in the federal defense budget and military base closures. The trough of the recession is estimated to have occurred in late 1993, again later than for the nation as a whole. Although a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.

            Northridge Earthquake. On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck the Los Angeles metropolitan area, centered in the Northridge area of the City of Los Angeles. Significant property damage, estimated at $15-20 billion, occurred to private and public facilities in a four-county area including northern Los Angeles County, Ventura County and parts of Orange and San Bernardino Counties. These counties were declared State and federal disaster areas. Much of this damage will be compensated by insurance or government aid. The effects of the earthquake are not expected to have a material impact on the State's overall economic performance.


                                    -9-
82600.3

            Damage to State-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and 210. Major highways have now been reopened. The campus of California State University at Northridge, located very near the epicenter, suffered an estimated $350 million damage and was closed for a short time, but has been reopened.

            The State and federal governments have committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to providing for the repair and replacement of State-owned facilities. The federal government is providing substantial earthquake assistance, totaling over $9.5 billion.

            The State.


            Fiscal Years Prior to 1994-95 . In the years following enactment of the federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became much more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. This date essentially coincided with the start of the recent recession, which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs - K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures will continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

            As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1993-94.

            Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.

            Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its

                                    -10-
82600.3
cash reserves, the State Controller was forced to issue registered warrants to pay a variety of obligations representing prior years' or continuing appropri-ations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

            The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

            1994-95 Fiscal Year. The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution designed to eliminate the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

            The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected General Fund revenues and transfers of $41.9 billion, $2.1 billion more than actual revenues received in 1993-94, and expenditures of $40.9 billion, an increase of $1.6 billion from the prior year. The revenue estimates partly reflected the Administration's forecast of an improving economy.

            Reports by the Department of Finance in May, 1995 indicate that, with economic recovery well underway in the State, General Fund revenues for the entire 1994-95 Fiscal Year were above projections, and expenditures were below projections because of slower than anticipated health-welfare caseload growth and school enrollments. The aggregate effect improved the budget picture by about $500 million, leaving an estimated budget deficit of about $630 million at June 30, 1995.

            1995-96 Fiscal Year. For the first time in four years, the State entered the current fiscal year with strengthening revenues and reduced caseload growth based on an improving economy. The State entered the 1995-96 Budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996. The Budget Act also projects Special Fund revenues of $12.7 billion and appropriates Special Fund expenditures of $13.0 billion.

            The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996.

                                    -11-
82600.3

With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The available internal borrowable cash resources of the General Fund at June 30, 1996 are projected at almost $2 billion. The State Controller has announced that the State has not incurred a cash-flow deficit and that, as a result, no automatic spending cuts will occur.

            Local Governments. The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose other taxes. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

            In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

            On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce program or capital projects.

            The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.


            Constitutional and Statutory Limitations; Recent Initiatives; Pending Litigation. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property, and effectively prohibits the levying of any other ad valorem property tax for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash

                                    -12-
82600.3
value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

            Article XIIIB of the California Constitution limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that the local government has financial responsibility for providing. To the extent the revenues of the state and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.


            In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) required that any tax for general governmental purposes imposed by local governments be approved by a majority of the electorate of the government entity, (ii) required that any special tax (defined as taxes levied for other than general government purposes) imposed by a local government entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricted the use of revenues from a special tax to the purposes or for the service for which the special tax is imposed,
(iv) prohibited the imposition of ad valorem taxes on real property by local government entities except as permitted by Article XIIIA, (v) prohibited the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) required that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) required that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenues allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permitted those provisions to be amended exclusively by the voters of the State of California. On September 28, 1995, the California Supreme Court upheld the constitutionality of the provision requiring a two-thirds vote in order for a local government to impose a "special tax." Although the Supreme Court has yet to rule on the provision requiring a majority vote for a "general tax," it appears the Supreme Court is favorably disposed to uphold that portion of Proposition 62 as well. In that event, a number of taxes currently being collected (especially by counties and general law cities) would be invalidated. Prior collection of such taxes may also be subject to claims for refund unless the Supreme Court chooses to apply its ruling prospectively. The California Supreme Court has yet to consider the validity of Proposition 62 to charter cities.

            In 1988, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to
Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State

                                    -13-
82600.3
general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the costs of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

            Proposition 187. On November 8, 1994, California voters approved a state-wide initiative entitled "Illegal Aliens Ineligibility for Public Services Verification and Reporting Initiative Statute" ("Proposition 187"). Proposition 187 makes persons with foreign citizenship who have entered California illegally ineligible for public social services, public health care services (unless an emergency), and public school education at elementary, secondary and post-secondary levels. The United States Immigration and Naturalization Service ("INS") estimates that currently there are over 1.5 million illegal immigrants in California. Further, Proposition 187 requires every school district to verify the status of every child enrolling for the first time on and after January 1, 1995. By January 1, 1996, every school district will be required to have verified the legal status of every child enrolled in the school district as well as the parents and guardians of those students. If a district "reasonably suspects" that a student, parent or guardian is not legally in the United States, such district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States.

            The California Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments under Proposition 187) with first-year costs potentially in excess of $100 million. The California Legislative Analyst also estimates that approximately 300,000 students in the California public education system are illegal immigrants.

            It is possible that for every student a school district would be forced to exclude under Proposition 187, it may lose a portion of the State revenues it receives annually. Additionally, school districts must comply with a variety of federal laws in order to receive federal funds. Both the exclusion of students and the verification and reporting requirements of Proposition 187 appear to be at odds with various federal and State laws. The reporting requirements specifically may violate the Family Educational Rights and Privacy Act ("FERPA") which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the U.S. Department of Education has indicated that the reporting requirement in Proposition 187 could jeopardize the ability of school districts to receive these funds.

            The United States Supreme Court in Plyler v. Doe held that access to public education must be granted to all children. According to the State Legislative Analyst, the exclusion of illegal immigrant children as set forth in Proposition 187 is in direct conflict with Plyler v. Doe. Unless the Supreme Court alters the position it took in Plyler v. Doe, the provision of

                                    -14-
82600.3

Proposition 187 mandating the exclusion of illegal immigrant children appears likely to be struck down. Even assuming an effective challenge regarding exclusion of students, it is possible that school districts might still bear the financial burden of verifying the legal status of its students and reporting that status to the INS as well as a loss of federal funds as discussed above.

            Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. A United States District Court judge overseeing four of the lawsuits has granted a injunction enjoining the implementation of most of the provisions of Proposition 187.

            Article XIIIA, Article XIIIB and a number of propositions have been adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.

            Pending Litigation. In Hayes v. Commission on State Mandates, described on page B-63 of Appendix B, the Court of Appeal issued its decision on December 31, 1992 remanding the case to the Commission on State Mandates. The court held that the federal law (Education of the Handicapped Act) constitutes a federal mandate as to the State, and further that federal and state mandates are not mutually exclusive. The remaining issue is whether new special education costs were imposed upon local school districts by federal mandate or by state choice in the implementation of the federal program. The California Supreme Court has denied review of the Court of Appeal's decision. The matter has been remanded to the Commission on State Mandates for findings.

            In the Yuba River flood litigation in which the State is a defendant in a coordinated action, the trial court has found liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 3,000 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.

            In Parr v. State of California, the federal district court issued an order on March 1, 1995, withdrawing its December 1992 order which found that payment of wages with registered warrants violated the Fair Labor Standards Act. Further proceedings are undetermined at this time. The maximum amount of damages could be approximately $500 million.

            In Penny Newman v. J.B. Stringfellow, et al., 17 of the 3,800 plaintiffs have litigated their claims; in half of these cases plaintiffs' verdicts in the total amount of $159,000 were received and in the remaining cases verdicts were rendered for the State. The other cases, which have not been litigated, are in the process of settlement. In a separate suit, United States, People of the State of California v. J.B. Stringfellow Jr. et al., the State has been found liable by the District Court on the counterclaim. The amount of liability is still being litigated.

            The State recently lost several tax refund cases concerning the method of determining gross insurance premiums involving health insurance. The loss to the State will be approximately $200 million.

            Several lawsuits have been filed by Malibu Video Systems in State and Federal court to challenge the transfer of moneys from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992 and 1993. Plaintiffs seek to have the transfers reversed and the moneys, allegedly totaling approximately $800 million, returned to the special funds.


                                    -15-
82600.3

            A federal Court of Appeals in the case of Deanna Beno, et al. v. Donna Shalala, et al., reversing a trial court ruling in favor of the State, recently determined that the Secretary of the United States Department of Health and Human Services violated the federal Administrative Procedure Act when she approved California's Assistance Payment Demonstration Project, which, in part, granted California a waiver from complying with requirements for state participation in the federal program for medical assistance (Medicaid). The waiver had allowed California to reduce payments under the Aid to Families with Dependent Children program (AFDC) below 1988 payment levels without jeopardizing Medicaid requirements relating to maintenance of AFDC payment levels. The Court of Appeals remanded the case to the trial court with instructions to remand the demonstration project to the Secretary for additional consideration of objections raised by the plaintiffs. The State has submitted a renewed waiver request to the Secretary, which is currently pending. The effect of the court's decision on California is uncertain at this time.

            One of the features of the 1994-95 Budget Act is a 2.3 percent reduction in AFDC payments. In Welch v. Anderson, on August 19, 1994, the San Francisco Superior Court issued a preliminary injunction against the California Director of Social Services to prevent the 2.3 percent AFDC cuts from becoming effective September 1, 1994. While September cuts were already in process and could not be halted, the court ordered the cuts to be restored. The case has been appealed, and the effect of the court's order cannot be determined until the appellate process is complete.

            The State is a respondent/defendant in two consolidated cases (American Lung Association of California v. Wilson; Americans for Nonsmokers' Rights v. State of California) challenging the purposes of specific appropriations of funds totaling approximately $65 million for Fiscal Year 1994-95 and approximately $68 million for Fiscal Year 1995-96 from the Cigarette and Tobacco Products Surtax Fund created by Proposition 99. The petitioners/plaintiffs argue that the funds can only used for health education and tobacco-related disease research programs. The appropriations primarily fund health care services for low-income persons. On January 23, 1995, the Superior Court issued an interim order in the consolidated cases prohibiting the State from further encumbering the specifically appropriated funds and from issuing or negotiating warrants from the appropriated funds. A final order is expected to be issued after a further hearing on the remedy to be granted. The effect on the General Fund is unclear. A third lawsuit challenging the similar appropriations of Proposition 99 funds for Fiscal Years 1989-90 through 1995-96 has been filed and is pending.

            In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in fiscal year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation found to be constitutional, and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. The State defendant has appealed.

            In Jernigan & Burleson v. State, filed in federal district court, the prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority. The inmates claim the State has violated the Fair Labor Standards Act. The district court has ruled that the inmates are not employees and the plaintiffs have appealed.

                                    -16-
82600.3

            Other California issuers are subject to litigation which may in the event of an adverse ruling affect the finances of such issuer.


Michigan Trust

            Due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods, economic activity tends to be more cyclical than in the nation as a whole. While the State's efforts to diversify its economy have proven successful as reflected by the fact that the share of employment in the State in the durable goods sector fell from 33.1 percent in 1960 to 15.1 percent in 1993, durable goods manufacturing still represents a sizeable proportion of the State's economy. As a result, any substantial economic downturn is likely to have an adverse effect on the State's economy and on the revenues of the State and its municipalities and school districts. These conditions and other factors described below could adversely affect the Michigan debt obligations that the Michigan trust acquires and the value of the Units of the Trust.


            Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. More recently, the State's unemployment rate has remained near the national average. During 1994 the average monthly unemployment rate in the State was 5.9% as compared to a national average of 6.1% in the United States.

            The State's economy could continue to be affected by changes in the auto industry, notably consolidation, reduction in administrative staff and plant closings resulting from competitive pressures and overcapacity. The financial impact on the local units of government in the areas in which plants are closed could be more severe than on the State as a whole and could adversely affect State revenues. State appropriations and State economic conditions in varying degrees affect the cash flow and budgets of local units and agencies of the State, including school districts and municipalities, as well as the State of Michigan itself.


            The State Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of State personal income in the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. The State Constitution does not prohibit the increasing of taxes so long as revenues are expected to amount to less than the revenue limit, and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State Constitution requires that if the spending does not meet the required level in a given year, an additional appropriation for local units is required by the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions cited above.

            The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long term debt for the purposes of making loans to school districts and long term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these service payments. The State's Constitution also directs or restricts the use of certain revenues.

                                    -17-
82600.3

            The state finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 59% from the payment of State taxes and 41% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately 60% of total General Fund expenditures have been for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the next succeeding year's budget for that fund.


            In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end General Fund balances of $310.3 million and $169.4 million, respectively, but ended the 1992, 1993 and 1994 fiscal years with its General Fund in balance after transfers in 1993 and 1994 from the General Fund to the Budget Stabilization Fund of $283 million and $464 million, respectively. Those transfers raised the balance in the Budget Stabilization Fund to $779 million as of September 30, 1994. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In each of the three fiscal years ending with the fiscal year ended September 30, 1993, the State undertook mid-year actions to address projected year-end budget deficits, including expenditure cuts and deferrals and one-time expenditures or revenue recognition adjustments. From 1991 through 1993, the State experienced deteriorating cash balances which have necessitated short-term borrowings and the deferral of certain scheduled cash payments to local units of government. The State borrowed between $500 and $900 million for cash flow purposes in the 1991 to 1993 fiscal years and $500 million in the 1995 fiscal year. The State did not require any short-term cash flow borrowing for the 1994 fiscal year due to improved cash balances.


            Amendments to the Michigan Constitution which place limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet debt service commitments on obligations of the taxing unit) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Trust are for local units and have been issued on or subsequent to December 23, 1978, the ability of such local units to levy debt service taxes might be affected.


            State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the state deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, the State reduced revenue sharing payments to municipalities below the level provided under formulas by $10.9 million in the 1991 fiscal year, $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year, $54.5 million in the 1994 fiscal year and $67.0 million (budgeted) in the 1995 fiscal year.



                                    -18-
82600.3

            On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut State's income tax rate from 4.6% to 4.4%, reduced some property taxes for school operating purposes and shifted the balance of school funding sources among property taxes and state revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

            The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.

            Currently, the State's general obligation bonds are rated "Aa" by Moody's Investors Service, Inc., "AA" by Fitch Investor's Services, Inc., and "AA" by Standard & Poor's Corporation.



New York Trust

            State Economic Trends.

            Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. In recent years the State's economic position has improved in a manner consistent with that for the Northeast as a whole.

            The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

            Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.


                                    -19-
82600.3

            New York City.

            General. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.


            The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State of New York (the "State"). Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. The City's current four-year financial plan assumes that, after noticeable improvements in the City's economy during calendar year 1994, economic growth will slow in calendar years 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

            For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), and the City's 1995 fiscal year results are projected to be balanced in accordance with GAAP. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City spending from one year to the next. The adopted budget for fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

            Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board"). If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financing requirements, the Control Board would be required by State law to exercise powers, among others, of prior approval of City financial plans, proposed borrowings and certain contracts.

            The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures.


                                    -20-
82600.3

            The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, revenue generating transactions and provision of State and Federal aid and mandate relief.

            Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The City expects to issue $1.5 billion of revenue and tax anticipation notes on or about August 2, 1995 to finance a portion of its seasonal working capital requirements for the 1996 fiscal year and expects to issue approximately $900 million of additional revenue anticipation notes in October, 1995 to finance the remainder of its seasonal working capital requirements for the 1996 fiscal year. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures.

            The City submitted to the Control Board on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year, which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

            1996-1999 Financial Plan. The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflect proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) expenditure reductions in agencies, totalling $1.2 billion; (iii) transitional labor savings, totalling $600 million; and (iv) the phase-in of the increased annual

                                    -21-
82600.3
pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year. Other proposed actions include (i) welfare savings of $100 million from increased fraud detection; (ii) $170 million of additional expenditure reductions in agencies and HHC; (iii) a delay in the proposed reduction in the commercial rent tax, which would increase projected revenues by $62 million in the 1996 fiscal year; (iv) an increase of $75 million in projected tax collections for the 1996 fiscal year; (v) $50 million of proposed additional State aid not included in the adopted State budget and $75 million of proposed additional Federal aid; (vi) certain revenue initiatives, including the proposed sale of delinquent tax liens and the U.N. Plaza Hotel for $104 million; and (vii) savings from the proposed refunding of outstanding debt, totalling $50 million.

            The Financial Plan also includes $600 million in the 1996 fiscal year, $400 million in the 1997 fiscal year and $200 million in the 1998 fiscal year for transitional savings initiatives developed in conjunction with the municipal labor unions. On June 30, 1995, the City and union leadership announced agreement on $440 million in such savings in the 1996 fiscal year, $400 million in the 1997 fiscal year and $200 million in savings in the 1998 fiscal year. Most of the remaining savings for the 1996 fiscal year have been committed to and are to be identified by October 1, 1995. Of the $440 million that has been identified, $200 million will result from health program savings, $150 million from reduced pension contributions, $50 million from a one-time reduction of welfare fund contributions which will be paid by the City in fiscal year 2000 and $40 million from payroll and fringe benefit savings associated with early retirement.

            The proposed agency spending reductions include the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the Financial Plan may be difficult to implement, and the Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totalling $50 million are subject to approval by the Governor and State Legislature.

            The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected expenditures (the "First Quarter Modification"). Subsequent to the preparation of the Financial Plan, the City has agreed to pay for a portion of the cost of student transit passes, which will result in a $45 million increase in expenditures for the 1996 fiscal year. In addition, the City is in the process of identifying any additional spending requirements or revenue losses affecting the 1996 fiscal year. In October or November, 1995, the Mayor is expected to publish the First Quarter Modification for the 1996 fiscal year.

            The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year.

            The projections and assumptions contained in the 1996-1999 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which

                                    -22-
82600.3
include actions which the City expects will be taken but which are not within the City's control, will be realized.

            Assumptions. The projections for the 1996 through 1999 fiscal years assume (i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the 1996 through 1999 fiscal years to be negotiated with the City's unions; (ii) $200 million of additional anticipated State aid and $75 million of additional anticipated Federal aid in each of the 1997 through 1999 fiscal years; (iii) that HHC and BOE will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenues as a result of increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority; and (vi) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which could result in caps on, or block grants of, Federal programs.

            Actions to Close the Gaps. The proposed gap-closing actions, a substantial number of which are not specified in detail, include additional agency expenditure reductions, primarily resulting from a partial hiring freeze, totalling between $388 million and $684 million in each of the 1997 through 1999 fiscal years; reductions in expenditures resulting from proposed procurement initiatives totalling between $50 million and $100 million in each of the 1997 through 1999 fiscal years; revenue initiatives totalling between $100 million and $200 million in each of the 1997 through 1999 fiscal years; the availability in each of the 1997, 1998 and 1999 fiscal years of $100 million of the general reserve appropriated in the prior year; and additional reduced expenditures resulting from further revisions in entitlement programs to reduce City expenditures by $250 million, $400 million and $400 million in the 1997, 1998 and 1999 fiscal years, respectively, which may be subject to State or Federal approval.

            On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.

            Collective Bargaining Agreements. In January 1993, the City announced a settlement with a coalition of 19 municipal unions for a 39-month period that extends into fiscal year 1995. The settlement which was ratified by the Unions, resulted in a total net expenditure increase of 8.25% of covered employee payroll over a 39-month period, ending March 31, 1995, for

                                    -23-
82600.3
most of these employees. Subsequently, the City reached agreement with all of its major bargaining units on terms which are generally consistent with the coalition agreement.

            Contracts with all of the City's municipal unions either expired in the 1995 fiscal year or will expire in the 1996 fiscal year. The Financial Plan provides no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the Financial Plan. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

            Certain Reports. From time to time, the Control Board staff, the Municipal Assistance Corporation for the City of New York ("MAC"), Office of the State Deputy Comptroller ("OSDC"), the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commencing on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

            On July 24, 1995, the City Comptroller issued a report on the Financial Plan. The report concluded that the Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. These risks include (i) possible tax revenue shortfalls of $53 million; (ii) a possible $20 million to $60 million shortfall in savings resulting from unspecified improvements in the City's health benefits system; (iii) a potential shortfall of up to $40 million in projected savings from an early retirement program;
(iv) the receipt of $125 million of unspecified additional Federal and State assistance; (v) up to $203 million of projected savings from the public assistance eligibility review and electronic signature program for public assistance recipients; (vi) $93 million of greater than projected expenditures for overtime; (vii) $284 million of greater than projected expenditures and lower than projected revenues at BOE; and (viii) the receipt of $130 million of lease payments from the Port Authority. Other potential uncertainties identified in the report include the projected $253.6 million deficit for the Health and Hospitals Corporation ("HHC"), $160 million of the $600 million in labor savings for the 1996 fiscal year which are yet to be identified, and the impact on the City of a possible reduction in Federal entitlement programs. Subsequently, the City Comptroller stated that an additional $129 million of anticipated State and Federal assistance for BOE might not be received by BOE.

            With respect to the 1997 through 1999 fiscal years, the report noted that the gap-closing program in the Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. Taking into account the same categories of risks for the 1997 through 1999 fiscal years as the report identified for the 1996 fiscal year and the uncertainty concerning the gap-closing program, the report estimated that the Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year and $2.9 billion to $3.4 billion in the 1999 fiscal year. The report further noted that the City Comptroller

                                    -24-
82600.3
continues to oppose the proposed sale of the water system, primarily because of the unwillingness of the City to guarantee that $1 billion from the $2.3 billion in proceeds of the sale will be used only to fund capital and not operating expenses, and concerns about the jurisdiction and composition of the Water Board once title to the Water Board has been transferred.

            In early December, 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.57 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

            On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years, that the latest estimates produced by the State Board of Equalization and Assessment relating to the full value of real property, using data from a 1992 survey, indicate a 19% decline in the market value of taxable real property from the previous survey in 1990, and that the State Board has decided to use a projected annual growth rate of 8.84%, as compared to its previous projection of 14% for estimating full value after 1992. The report concludes that the City will be within the projected legal debt incurring limit in the 1996 fiscal year. However, the report concluded that, based on the most likely forecast of full value of real property, the debt incurring power of the City would be curtailed in the 1997 and 1998 fiscal years substantially. The City Comptroller recommended, among other things, prioritization of capital projects to determine which can be delayed or cancelled, and better maintenance of the City's physical plant and infrastructure, which would result in less capital spending for repair and replacement of capital structures.

            On July 21, 1995, the staff of the Control Board issued a report on the Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively. With respect to the 1996 fiscal year, the principal risks included (i) possible shortfalls in projected tax revenues totalling $50 million, (ii) the possibility that revenue actions and expenditure reduction initiatives for BOE totalling $266 million might not be successfully implemented, (iii) possible shortfalls totalling $172 million in proposed welfare savings from increased fraud detection, and (iv) uncertainty concerning the $50 million of proposed additional State aid and $75 million of proposed additional Federal aid, the proposed receipt of $130 million of increased rent payments for the City's airports and the $100 million of savings to be derived from health benefit-related savings, which are subject to negotiations with or approvals by other parties. Additional risks identified for the 1997 through 1999 fiscal years include the possibility of additional tax revenue shortfalls, uncertainty concerning the ability of the City to implement the gap-closing actions for such years and uncertainty concerning the projected receipt of additional anticipated State aid. Other areas of concern identified in the report included the projected deficit at HHC of approximately $400 million, reflecting the impact on HHC of the entitlement reductions contained in the State budget and the City's reduction in the subsidy provided to HHC, and the assumption in the Financial Plan that the City will realize the full $400 million of projected savings in public assistance and Medicaid payments enacted at the State level. The report noted

                                    -25-
82600.3
that substantially more information is needed concerning the proposed gap-closing actions for the 1997-1999 fiscal years.

            On June 14, 1995, the staff of the OSDC issued a report on the Financial Plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totalling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls resulting from the adverse impact on the City's personal income, general corporation and other tax revenues of the policy of the Federal Reserve of increasing short-term interest rates and the related downturn in the bond market and profits and bonus income on Wall Street. The report noted that the City relied heavily on one-time actions to offset these adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

            On July 24, 1995, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report also identified a number of issues that present a net potential risk of $409 million to the City's revenue and expenditure forecasts for the 1996 fiscal year, including risks of (i) $160 million associated with anticipated increases in Federal and State assistance,
(ii) $130 million relating to projected Port Authority airport lease payments, and (iii) $100 million with respect to unfunded BOE mandates. The report also identified several other concerns regarding the 1996 fiscal year, including concerns that (i) detailed programs have not yet been fully developed to meet the $564 million and $400 million cost-reduction targets established for BOE and HHC, respectively; (ii) State and City initiatives to reduce public assistance and Medicaid costs, which are expected to reduce City costs by $745 million in the 1996 fiscal year, will require close monitoring to ensure that financial targets are met; (iii) the City has not provided sufficient assurances that the bond proceeds from its proposed sale of the water and sewer system would be used strictly for capital spending purposes; and (iv) the Financial Plan makes no provision for wage increases in the collective bargaining agreements between the City and its unions, which generally will expire by October, 1995. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

            A substantial portion of the capital improvements in the City are financed by indebtedness issued by MAC. MAC was organized in 1975 to provide financing assistance for the City and also to exercise certain review functions with respect to the City's finances. MAC bonds are payable out of certain State sales and compensating use taxes imposed within the City, State stock transfer taxes and per capita State aid to the City. Any balance from these sources after meeting MAC debt service and reserve fund requirements and paying MAC's operating expenses is remitted to the City or, in the case of the stock transfer taxes, rebated to the taxpayers. The State is not, however, obligated to continue the imposition of such taxes or to continue appropriation of the revenues therefrom to MAC, nor is the State obligated to continue to appropriate the State per capita aid to the City, which would be required to pay the debt service on certain MAC obligations. MAC has no taxing power and MAC bonds do not create an enforceable obligation of either

                                    -26-
82600.3
the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds.


            New York State and Its Authorities.


            New York State's (the "State") current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The prior fiscal year, which commenced on April 1, 1994 and ended on March 31, 1995, is referred to herein as the State's 1994-95 fiscal year.

            The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated quarterly pursuant to law in July, October and January.

            The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

            In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

            This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care program; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, State University of New York ("SUNY") and City University of New York ("CUNY"), mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

                                    -27-
82600.3

            There are risks and uncertainties concerning the future-year impact of tax reductions and other measures in 1995-96 budget.

            State Financial Plan Background. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. For example, various proposals relating to Federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

            The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

            Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

            Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services.

            The State Division of the Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.


                                    -28-
82600.3

            Current Economic Outlook. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992.
However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

            The State Financial Plan is based on a projection by DOB of national and State economic activity. DOB forecasts that national economic growth will weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing". The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1995 is projected to be moderate (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

            New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level.

            1995-96 State Financial Plan. The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

            General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental-fund disbursements and 71 percent of total State-funded disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

            The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

            In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical

                                    -29-
82600.3
annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

            The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimates that the 1995-96 State Financial Plan contains actions that provide nonrecurring resources or savings totalling approximately $900 million. These include the use of balances set aside originally for mass transportation aid ($220 million), the use of a reserve established to fund pension supplementation costs ($110 million) and the use of lottery balances ($62 million). The Comptroller believes that the amount of nonrecurring resources or savings exceeds $1.0 billion. The Division of the Budget also estimates that the 1995-96 State Financial Plan contains nonrecurring expenditures totalling nearly $250 million. These include the payment of social services litigation ($65 million), the deposit to the Contingency Reserve Fund ($40 million), the payment of 1993-94 pension charges ($56 million) and aid for maintenance costs of local schools ($45 million). The net amount of nonrecurring resources used in the 1995-96 State Financial Plan, accordingly, is estimated by the Division of the Budget at over $600 million.

            In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflects actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year.
Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development.

            The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97. The Governor has indicated that in the 1996-97 Executive Budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

            To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursement in future fiscal years. There can be no assurance, however that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

            Special Revenue Funds. Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 40 percent of total government funds receipts and disbursements in the 1995-96 fiscal year, about three-quarters of that activity relates to Federally-funded programs. Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior

                                    -30-
82600.3
year. Projected disbursements in this fund type total $26.002 billion, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

            Capital Projects Funds. Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1995-96 fiscal year, activity in these funds is expected to comprise 7 percent of total governmental receipts and disbursements. Disbursements from this fund type are projected to increase by $541 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust Fund is projected to comprise 23 percent of the activity in this fund type -- $936 million in 1995-96 -- and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $80 million over 1994-95 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (38 percent), general obligation bond proceeds (9 percent), and current revenues (28 percent). Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

            Debt Service Funds. Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1995-96 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law. The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1995-96 fiscal year, total disbursements in this fund type are projected at $2.506 billion, an increase of $303 million or 13.8 percent. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements.

            Discussion and Analysis. New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95 as described below.


                                    -31-
82600.3

            1994-95 Fiscal Year. New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year
1994-95 was $265 million.   The $241 million change in the fund balance
reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the Local Government Assistance Corporation ("LGAC") program.

            Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes.
Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

            Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

            The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

            1993-94 Fiscal Year. The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account was used to pay taxpayer refunds.

            Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95

                                    -32-
82600.3
fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.

            Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

            The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

            Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher than expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

            During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

            Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve state programs and miscellaneous tort, real property, employment discrimination and contract claims and the monetary damages sought are substantial. The outcome of these proceedings could affect the ability of the State to maintain a balanced State Financial Plan in the current fiscal year or thereafter.

                                    -33-
82600.3

            In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the current fiscal year or thereafter.


            On May 31, 1988 the United States Supreme Court took jurisdiction of a claim of the State of Delaware that certain unclaimed dividends, interest and other distributions made by issuers of securities and held by New York-based brokers incorporated in Delaware for beneficial owners who cannot be identified or located, had been, and were being, wrongfully taken by the State of New York pursuant to New York's Abandoned Property Law (State of Delaware v. State of New York, United States Supreme Court). All 50 states and the District of Columbia moved to intervene, claiming a portion of such distributions and similar property taken by the State of New York from New York-based banks and depositories incorporated in Delaware. In a decision dated March 30, 1993, the Court granted all pending motions of the states and the District of Columbia to intervene and remanded the case to a Special Master for further proceedings consistent with the Court's decision. The Court determined that the abandoned property should be remitted first to the state of the beneficial owner's last known address, if ascertainable and, if not, then to the state of incorporation of the intermediary bank, broker or depository. New York and Delaware have executed a settlement agreement which provides for payments by New York to Delaware of $35 million in the State's 1993-94 fiscal year and five annual payments thereafter of $33 million. New York and Massachusetts have executed a settlement agreement which provides for aggregate payments by New York of $23 million, payable over five consecutive years. The claims of the other states and the District of Columbia remain.

            Among the more significant of these claims still pending against the State at various procedural stages, are those that challenge: (1) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central New York; (2) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (3) contamination in the Love Canal area of Niagara Falls; (4) an action against State and New York City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (5) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (6) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (7) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (8) an action in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (9) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (10) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 19;
(11) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Law of 1993; (12) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (13) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and portions of Chapter 55 of The Laws of 1992 which require hospitals to impose and remit to the state an 11% surcharge on hospital bills paid by commercial insurers; (14)

                                    -34-
82600.3
challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(15) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; (16) challenges to the rationality and retroactive application of State regulations recalibrating nursing home Medicaid rates; and (17) a challenge by AT&T to New York Tax Law Section 186-a(2-a) as violative of the Commerce Clause of the U.S. Constitution.



Pennsylvania Trust

            The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all conditions to which issuers of Pennsylvania municipal securities may be subject. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Pennsylvania Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities held by the Pennsylvania Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth of Pennsylvania to make payments on such local obligations.
There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Pennsylvania Trust has invested in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.

            State Finance


            State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for 60 major corporations and the home for more than 272,764 businesses. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.73 billion in crop and livestock products annually, while agribusiness and food related industries support $37 billion in economic activity annually.

            Non-agricultural employment in the Commonwealth declined by 5.1 percent during the recessionary period from 1980 to 1983. In 1984, the declining trend was reversed as employment grew by 2.9 percent over 1983 levels. From 1984 to 1990, non-agricultural employment continued to grow each year, increasing an additional 14.3 percent during such period. For the last three years, employment in the Commonwealth increased 2.0 percent. The growth in employment experienced in Pennsylvania is comparable to the growth in employment in the Middle Atlantic region which has occurred during this period. As a percentage of total non-agricultural employment within the Commonwealth, non-manufacturing employment has increased steadily since 1980

                                    -35-
82600.3
to its 1994 level of 81.8 percent of total employment. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 18.2 percent of 1994 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1994, the services sector accounted for 30.1 percent of all non-agricultural employment while the trade sector accounted for 22.5 percent.

            From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8 percent to 4.5 percent, falling below the national rate in 1986 for the first time in over a decade. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of August 1995, the seasonally adjusted unemployment rate for the Commonwealth was 5.5 percent compared to 5.6 percent for the United States as a whole.

            The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

            The Constitution and the laws of the Commonwealth require all payments from the treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year.

            Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities which are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action. Over 150 funds have been established for the purpose of recording the receipts and disbursements of monies received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the

                                    -36-
82600.3

General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

            Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. Since 1984, the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Financial statements prepared in accordance with GAAP have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm each year since 1984. Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

            Financial Results for Recent Fiscal Years (GAAP Basis). The five year period from fiscal 1990 through fiscal 1994 was marked by public health and welfare costs growing at a rate double the growth for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1990 through fiscal 1994, public health and welfare costs rose by an average annual rate of 9.4 percent while tax revenues were growing at an average annual rate of 5.8 percent. Consequently, spending on other budget programs was restrained to a growth rate of 4.7 percent and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.

            Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues and a reduction in the personal income tax rate in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993. Fiscal 1994 tax revenues increased by 4.1 percent, but a decline in other revenues caused by the end of medical assistance pooled financing in fiscal 1993 held total revenues to a 1.8 percent gain. Expenditures for fiscal 1994 rose by 4.3 percent.

            Fiscal 1993 Financial Results -- GAAP Basis. The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totaled $698.9 and the unreserved/undesignated balance totaled $64.4 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved/undesignated balance. The previous positive unreserved/undesignated balance was recorded in fiscal 1987. For the second consecutive fiscal year the increase in the unreserved/undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

            Budgetary Basis. The 1993 fiscal year closed with revenues higher than anticipated and expenditures about as projected, resulting in an ending unappropriated balance surplus (prior to the ten percent transfer to the Tax Stabilization Reserve Fund) of $242.3 million, slightly higher than estimated. Cash revenues were $41.5 million above the budget estimate and totaled $14.633 billion representing less than a one percent increase over revenues for the

                                    -37-
82600.3

1992 fiscal year. A reduction in the personal income tax rate in July 1992 and revenues from retroactive corporate tax increases received in fiscal 1992 were responsible, in part, for the low revenue growth in fiscal 1993.

            Appropriations less lapses totaled an estimated $13.870 billion representing a 1.1 percent increase over those during fiscal 1992. The low growth in spending is a consequence of a low rate of revenue growth, significant one-time expenses during fiscal 1992, increased tax refund reserves to cushion against adverse decisions on pending litigations, and the receipt of federal funds for expenditures previously paid out of Commonwealth funds.

            By state statute, ten percent of the budgetary basis unappropriated surplus at the end of a fiscal year is to be transferred to the Tax Stabilization Reserve Fund. The transfer for the fiscal 1993 balance is $24.2 million. The remaining unappropriated surplus of $218.0 million was carried forward into the 1994 fiscal year.

            Fiscal 1994 Financial Results (Budgetary Basis). Commonwealth revenues during the fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1 percent increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal 1994 were reduced substantially below the $530 million amount provided in fiscal 1993. The higher fiscal 1993 amount and the reduced fiscal 1994 amount occurred because reserves of approximately $160 million were added to fiscal 1993 tax refunds to cover potential payments if the Commonwealth lost litigation known as Philadelphia Suburban Corp. v. Commonwealth. Those reserves were carried into fiscal 1994 until the litigation was decided in the Commonwealth's favor in December 1993 and $147.3 million of reserves for tax refunds were released.

            Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million representing a
7.2 percent increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

            The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By state statute, ten percent ($33.6 million) of that surplus was transferred to the Tax Stabilization Reserve Fund and the remaining balance was carried over into the 1995 fiscal year. The balance in the Tax Stabilization Reserve Fund as of June 30, 1995 was $66.3 million.

            Fiscal 1995 Fiscal Results (Budgetary Basis): Commonwealth revenues for the fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

            Commonwealth revenues were $459.4 million, 2.9 percent, above the estimate of revenues used at the time the budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to

                                    -38-
82600.3
higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to
11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5.526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues. Personal income tax receipts for fiscal 1995 were slightly above the budgeted estimate. Receipts totaled $5,083.2 million, $5.1 million above the estimate and 4.3 percent over collections for fiscal 1994. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales higher than expected which translated into above-estimate tax revenues.

            Tax revenue refunds were also higher than estimated in the budget. The reserve for tax refunds was increased during the fiscal year from $410 million to $460 million, a 110 percent increase over refunds budgeted in fiscal 1994 which were usually low due to a carryover of $160 million of reserves for tax refunds from fiscal 1993. An acceleration of the tax refund process for corporation taxes, litigation settlements, and an increase in the personal income tax poverty exemption contributed to tax refunds being higher than initially budgeted.

            Expenditures from commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674.7 million, representing an increase of 5 percent over spending during fiscal 1994.

            Funds held in reserve at the end of fiscal 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million. Of this total, $54.0 million represents the 10 percent transfer of the fiscal year-end balance prescribed in state law. The remaining $57.0 million represents an additional 5 percent of the year-end balance and an additional $30 million proposed by the Governor to be transferred to the Tax Stabilization Reserve Fund. These additional reserves for transfer are authorized in legislation pending in the General Assembly. Upon approval by the General Assembly of the additional transfers and the completion of the required and proposed transfers, the Tax Stabilization Reserve Fund is anticipated to have an available balance of $177.3 million representing approximately 1.1 percent of general fund annual commonwealth revenues.

            Fiscal 1996 Budget: The enacted fiscal 1996 budget provides for expenditures from commonwealth revenues of $16,161.7 million, a 2.7 percent increase over total appropriations from commonwealth revenues in fiscal 1995. The appropriations increase for fiscal 1996 is one of the lowest rates in recent years. The fiscal 1996 budget is based on anticipated commonwealth revenues, net of enacted tax changes but prior to tax refunds, of $16,268.7 million, an increase over actual fiscal 1995 commonwealth revenues of 0.3 percent. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9 percent. The fiscal 1995 revenue estimate is based on a forecast of the national economy for gross domestic product growth to slow from 4.1 percent in 1994 to an average annual rate for 1995 of 2.4 percent and then to 1.3 percent in 1996. The lower rate of growth is a consequence of

                                    -39-
82600.3
anticipated smaller rates of increases for consumer spending, business fixed investment and exports. The anticipated decline in the rate of economic growth is also expected to lead to an increase in the national unemployment rate to a rate above 6 percent by the end of 1995 and above a rate of 6.5 percent by the end of fiscal 1996.

            Tax changes enacted with the fiscal 1996 budget totaled $282.9 million, representing an approximate 1.7 percent of base revenues. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99 percent was accelerated to the 1995 tax year; a double-weighting was provided for the sales factor of the corporate net income apportionment calculation; and the maximum annual allowance for the net operating loss deduction was increased from $500 thousand to $1 million. The fiscal 1996 cost of these corporate income tax changes is estimated to be $210.8 million representing approximately 75 percent of the fiscal year's tax reduction. Other major components of the tax reduction include a $12.1 million decrease for the capital stock and franchise tax from an increase in the basic exemption; $24.7 million from the repeal of the tax on annuities; and $27.9 million from an acceleration of the scheduled phase-out of the inheritance tax on transfers of certain property to a surviving spouse. A 90-day amnesty program was also authorized in the tax bill. The amnesty program will be available to taxpayers from October 1995 through January 1996. Tax and interest revenues received from the tax amnesty program after payment of administration costs are to be credited to the appropriate fund. Receipts credited to the General Funds in excess of $67 million, plus any shortfall in delinquent tax collection below those in fiscal 1995, will be deposited into a restricted account in the General Fund for later distribution.

            Increases in authorized spending for fiscal 1996 emphasize education. Appropriations for the basic subsidy for public schools were increased $143 million, representing a 4.4 percent increase. This increase reversed a four-year trend of a declining budget share for education. A limited program to permit certain residents to choose the school district or private school to provide their children's education was funded in the budget, but enabling legislation for the program has yet to be enacted. The budget also contemplates several changes to certain public welfare programs. Changes made by the General Assembly include the termination of the category of transitionally needy for cash assistance after June 30, 1995. Newly qualifying members of this category no longer are eligible for cash payments for up to two months every two years, but will continue to be eligible for food stamps and medical assistance benefits. The legislation also eliminated cash assistance payments for certain other limited recipients. Estimated savings are approximately $27 million based on a caseload of approximately 90,000 persons per year. The enacted budget also included most of the Governor's proposed consolidation and elimination of several organizations and or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.

            Tax Structure. The Commonwealth, through its principal operating funds -- the General Fund, the Motor License Fund and the State Lottery Fund -- receives over 57 percent of its revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of receipts to these funds.

            Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated for highway purposes and are deposited into the Motor License Fund. Lottery ticket sale revenues are deposited into the State Lottery Fund and are reserved by statute for programs to benefit senior

                                    -40-
82600.3
citizens. Revenues, other than those specified to be deposited in a particular fund, are deposited into the General Fund.

            The major tax sources for the General Fund of the Commonwealth are the sales tax enacted in 1953, the personal income tax enacted in 1971, and the corporate net income tax which in its present form dates back to 1935.
The last restructuring of the Commonwealth's tax system occurred with the enactment of the Tax Reform Code of 1971 that codified many of the taxes levied by the Commonwealth.

            The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. The Motor License Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. Use of these revenues is restricted to the repair and construction of highway bridges and aviation programs respectively.

            The Tax Stabilization Reserve Fund was established in 1986 to provide a source of funds that can be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by specific appropriation from available balances by the General Assembly, from investment income and, after fiscal 1991, by the transfer to the Tax Stabilization Reserve Fund of 10 percent of the budgetary basis operating surplus in the General Fund at the close of any fiscal year. In addition, the proceeds received from the disposition of assets of the Commonwealth are also to be deposited into the Tax Stabilization Reserve Fund. The Commonwealth has not prepared estimates of such sales.

            Assets of the Tax Stabilization Reserve Fund may be used only upon the recommendation by the Governor and approval by the vote of two-thirds of the members of each house of the General Assembly. In February 1991, in response to a projected fiscal 1991 General Fund budgetary deficit caused by lower revenues and higher expenditures than budgeted, the Governor recommended, and the General Assembly authorized, the available balance of $133.8 million in the Tax Stabilization Reserve Fund be used to pay medical assistance and special education costs not covered by budgeted funds. On
June 30, 1995, the balance in the Tax Stabilization Reserve Fund was $66.3 million.
            Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the Commonwealth to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

            Outstanding general obligation debt totalled $5,045.4 million on June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the 10-year period ending June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1 percent. Within the most recent 5-year period, outstanding general obligation debt has grown at an annual rate of 1.7 percent.

            General obligation debt for non-highway purposes of $4,068.7 million was outstanding on June 30, 1995. Outstanding debt for these purposes increased $63.1 million since June 30, 1994, in large part due to the recent emphasis the Commonwealth has placed on infrastructure investment as a means to spur economic growth and to provide a higher quality of life for Commonwealth residents. For the period ending June 30, 1995, the 10-year and 5-year average annual compounded growth rate for total outstanding debt for non-highway purposes has been 3.8 percent and 6.2 percent, respectively. In

                                    -41-
82600.3
its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities, such as water supply systems and construction of new facilities, such as roads, prisons and public buildings.

            Outstanding general obligation debt for highway purposes was $976.7 million on June 30, 1995, a decrease of $93.5 million from June 30, 1994. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ending June 30, 1995 by the annual average rates of 5.5 percent and 9.6 percent, respectively.

            During the period from 1980 through 1986, all of the Commonwealth's highway investment was funded from current year revenues. Beginning in 1987, a limited return to the issuance of long-term bonds was required to finance immediately needed repairs to highway bridges. The highway bridge bonding program is funded from the Highway Bridge Improvement Restricted Account within the Motor License Fund. Revenues in this restricted account are derived from six cent per gallon surtax on motor fuel used on Commonwealth highways by motor carriers and increased registration fees for trucks and truck tractors weighing above 26,000 pounds. The two funding sources for the Highway Bridge Improvement Restricted Account were enacted on July 13, 1987 to replace revenues from an axle tax on heavy trucks which was declared unconstitutional by the United States Supreme Court.

            The Commonwealth has also issued obligations for its advance construction interstate program (the "ACI Program") to fund the completion of the interstate highway network in anticipation of the receipt of reimburse-ments for the federally financed portion of these projects. As of June 30, 1995, all ACI debt had been retired.

            The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and the Pennsylvania Industrial Development Authority. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years' capital budget bills. Capital projects debt is subject to a constitutional limit on debt. As of June 30, 1995, $3,936.1 million of capital projects debt was outstanding.

            The issuance of electorate approved debt is subject to the enactment of legislation which places on the ballot the question of whether debt shall be incurred. Such legislation must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of June 30, 1995, the Commonwealth had $62.4 million of electorate approved debt outstanding.

            Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. The Commonwealth had $45.1 million of disaster relief debt outstanding as of June 30, 1995.

            Due to the timing of major tax payment dates, the Commonwealth's cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. The Commonwealth is in the process of offering a total of $500.0 million of tax anticipation notes for the account of the General Fund in fiscal 1996. All such notes will mature on June 28, 1996 and will be paid from fiscal 1996 General Fund receipts.

                                    -42-
82600.3

            Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

            Certain state-created agencies have statutory authority to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. These entities include: Delaware River Joint Toll Bridge Commission, Delaware River Port Authority, Pennsylvania Energy Development Authority, Pennsylvania Higher Education Assistance Agency, Pennsylvania Higher Educational Facilities Authority, Pennsylvania Industrial Development Authority, Pennsylvania Infrastructure Investment Authority, Pennsylvania State Public School Building Authority, Pennsylvania Turnpike Commission, the Philadelphia Regional Port Authority and the Pennsylvania Economic Development Financing Authority. As of December 31, 1993, the aggregate outstanding indebtedness of these entities was $5,767.7 million.

            The Pennsylvania Housing Finance Agency ("PHFA"), as of June 30, 1995, had $2,130.0 million of revenue bonds and $24.0 million of notes outstanding. The statute creating PHFA provides that if there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor, upon notification from the PHFA, shall place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund.

            The Hospitals and Higher Education Facilities Authority of Philadelphia, as of June 30, 1995, had $21.1 million of bonds outstanding which benefit from a moral obligation of the Commonwealth's Department of Public Welfare to request a budget appropriation to make up any deficiency in the debt service reserve fund for said bonds. The budget as finally adopted may or may not include the amount requested.

            The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment and to make lease rental payments. Some of those lease payments are pledged as security for various outstanding debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

            The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain other state-related organizations. Unfunded actuarial accrued liabilities for the Public School Employees' Retirement Fund as of June 30, 1993 were $3,303 million, and for the State Employees' Retirement Fund were negative $847 million as of December 31, 1993.


                                    -43-
82600.3

            Municipal Finance

            Local Finance.  The Local Government Unit Debt Act (Act 52 of
1978) (the "Debt Act") establishes debt limits for local government units. Local government units include municipalities (except a first class city or county), school districts and intermediate units. The Act establishes three classes of debt for a local government unit: (i) electoral debt (debt incurred with the approval of the electors of the municipality for which there is no limitation on the amount that may be incurred); (ii) nonelectoral debt (debt of a local government unit not being electoral or lease rental debt); (iii) lease rental debt (the principal amount of debt of an authority organized by a municipality or debt of another local government unit, which debt is to be repaid by the local government unit through a lease, subsidy contract, guarantee or other form of agreement evidencing acquisition of a capital asset, payable or which may be payable out of tax revenues and other general revenues. Each local government unit is subject to a limitation as to the amount of class "ii" and class "iii" debt which may be issued which is based upon such local government unit's Borrowing Base.

            Borrowing Base is defined in the Debt Act as the annual arithmetic average of the total revenues for the three full fiscal years ended next preceding the date of the incurring of nonelectoral debt or lease rental debt. Total revenues for the purposes of the Debt Act excludes, inter alia, certain state and federal subsidies and reimbursements, certain pledged revenues, interest on pledged funds and nonrecurring items.

            The debt limitations applicable to the various local government units are set forth below:

                          Nonelectoral                Nonelectoral plus
                                                      Lease Rental
First Class
School District           100% of Borrowing Base      200% of Borrowing Base

County                    300% of Borrowing Base      400% of Borrowing Base

Other                     250% of Borrowing Base      350% of Borrowing Base

            A county may utilize an additional debt limit of 100% of its Borrowing Base for additional nonelectoral or additional lease rental debt, or both, if such county has assumed countywide responsibility for hospitals and other public health services, air and water pollution control, flood control, environmental protection, water distribution and supply systems, sewage and refuse collection and disposal systems, education at any level, highways, public transportation, or port operations, but such additional debt limit may be so utilized only to provide funds for and towards the costs of capital facilities for any or any combination of the foregoing purposes.

            City of Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

            Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. Philadelphia is operating under a five year

                                    -44-
82600.3
fiscal plan approved by PICA on April 17, 1995, with the latest update approved July 18, 1995.

            PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds in the following series: Series of 1992 in the amount of $474,555,000; Series of 1993 in the amount of $643,430,000; and Series of 1993A in the amount of $178,675,000 (issued to advance refund a portion of the Series of 1992); and Series of 1994 in the amount of $122,020,000. This financial assistance has included the refunding of certain city general obligation bonds, the funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance as of June 30, 1995 showed a surplus of approximately $15.4 million. The unaudited preliminary General Fund balance as of June 30, 1995 estimates a surplus of approximately $59.6 million. Pursuant to restrictions in the Act establishing PICA, the Authority shall not issue bonds for the purpose of financing a capital project or deficit on a date later than December 31, 1994, or financing a cash flow deficit on a date later than December 31, 1996. PICA's ability to refund existing outstanding debt is unrestricted.

            Litigation. According to the Preliminary Official Statement dated October 4, 1995 describing Tax Anticipation Notes, First Series of 1995-1996 of the Commonwealth of Pennsylvania, the Office of Attorney General and the Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified the following cases as ones where an adverse decision could materially affect the Commonwealth's governmental operations. Listed below are all litigation items so identified that may have a material effect on government operations of the Commonwealth and consequently, the Commonwealth's ability to pay debt service on its obligations.

            Under Act No. 1978-152 approved September 28, 1978, as amended, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.
The Motor License Fund tort claim appropriation for fiscal 1996 is $27.0 million.

Baby Neal v. Commonwealth

            In April of 1990, the American Civil Liberties Union ("ACLU") and various named plaintiffs filed a lawsuit against the Commonwealth in federal court seeking an order requiring the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court, captioned as The City of Philadelphia, Hon. Wilson Goode v. Commonwealth of Pennsylvania, Hon. Robert P. Casey et al., was resolved through a court approved settlement providing, inter alia, for more Commonwealth funding for these services for fiscal year 1991 as well as a commitment to pay to counties $30.0 million over five years. The Commonwealth then sought dismissal of the federal action based on, among other things, the settlement of the Commonwealth Court case.

            In January of 1992, the U.S. District Court, per Judge Kelly, denied the ACLU's motion for class certification and held that the "next friends" seeking to represent the interests of the 16 minor plaintiffs in the case were inadequate representatives. The Commonwealth filed a motion for summary judgment on most of the counts in the ACLU's complaint on the basis

                                    -45-
82600.3
of, among other things, Suter v. Artist M.. After the motion for summary judgment was filed, the ACLU filed a renewed motion to certify sub-classes.

            In December of 1994, the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court recently certified the class, and the parties have resumed discovery.

County of Allegheny v. Commonwealth of Pennsylvania

            On December 7, 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. Allegheny County, on February 12, 1991, filed a motion in the Supreme Court of Pennsylvania to lift the stay and enforce the judgment. The Supreme Court subsequently denied the motion.

            On March 3, 1989, the City of Philadelphia, Allegheny County, and the state County Commissioner's Association filed suit in the Supreme Court of Pennsylvania to require the General Assembly to appropriate the funds required by the Supreme Court of Pennsylvania. That suit was summarily dismissed on March 31, 1989. On February 14, 1991, the Pennsylvania State Association of County Commissioners and the Counties of Blair, Bucks, Erie, Huntington and Perry filed in the Commonwealth Court of Pennsylvania an action for declaratory judgment requesting an order that the Commonwealth be required to provide funds for the operation of the courts of common pleas in accordance with the County of Allegheny decision. These parties also requested the Supreme Court of Pennsylvania to assume plenary jurisdiction over their case. The Supreme Court of Pennsylvania refused to do so, and these parties have withdrawn the Commonwealth Court action.

            On October 5, 1992, the Pennsylvania State Association of County Commissioners, along with Allegheny, Beaver, Clarion, Forest, Tioga and Washington counties, filed in the Supreme Court of Pennsylvania a motion to enforce judgment seeking an order that would direct the Commonwealth to restore funding for local courts and district justices to levels existing in 1987. By order dated May 26, 1993, the motion to enforce judgment was denied.

            On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the decision in County of Allegheny. The Commonwealth has filed a response in opposition to the new action. The counties have requested a continuance until April 30, 1995. The Court has not acted on the new action.

            The General Assembly has yet to consider legislation implementing the Supreme Court of Pennsylvania's judgment.

Fidelity Bank v. Commonwealth of Pennsylvania

            On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act (Act No. 1989-21) and related legislation. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court on August 5, 1994.


                                    -46-
82600.3

            Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. This credit represents a credit of approximately five percent (5%) of the potential claim of Fidelity, had the constitutional issues been resolved in favor of Fidelity.

            Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks," in connection with issues concerning the New Bank Tax Credit law which were raised in the above-referenced Pennsylvania Supreme Court appeal. As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks. No expenditure of Commonwealth funds is required in order to implement this aspect of the settlement with the intervening banks, since the credits have already been claimed by said banks.

            Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective Petitions which are currently pending with the Board of Appeals or Board of Finance and Revenue. Depending upon the outcomes of these administrative appeals, one or more of these banks may seek to raise the issues which were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court.

      Based upon the favorable decision of the Commonwealth Court on the constitutional issue(s) and the terms of the settlement with Fidelity, it is not expected that substantial liability remains under the Amended Bank Shares Act cases.

Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey

            This action was filed in January, 1991 by an association of rural and small schools, several individual school districts, and a group of parents and students, against Governor Robert P. Casey and Secretary of Education Donald M. Carroll, Jr. The action challenges the constitutionality of the Commonwealth's system for funding local school districts. The action consists of two parallel cases, one in the Commonwealth Court of Pennsylvania, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed, pending resolution of the state court case. The state court case is in the pretrial discovery stage. The trial has not yet been scheduled.

Austin v. Department of Corrections, et al.

            In November 1990, the American Civil Liberties Union ("ACLU") brought a class action lawsuit on behalf of the inmate populations in thirteen Commonwealth correctional institutions.

            The lawsuit challenged the conditions of confinement at each institution and included specified allegations of overcrowding, deficiencies in medical and mental health services, inadequate environmental conditions, disparate treatment of HIV positive prisoners and other assorted claims.

            No damages are sought. The ACLU sought injunctive relief which would modify conditions, change practices and procedures and increase the number of staff deployment. On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining

                                    -47-
82600.3

$100,000 in attorneys' fees will be paid upon dismissal of the preliminary injunction relating to certain health issues.

            The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998. The Attorneys' fees for the 3-year monitoring period will not exceed $60,000 in any one year.

Scott v. Snider

            In 1991, a consortium of public interest law firms filed a class action suit, Scott v. Snider, against various Commonwealth officers, alleging that the Commonwealth of Pennsylvania had failed to comply with a 1989 federal mandate to provide and pay for early and periodic screening, diagnostic, and treatment services for all Medicaid-eligible children under the age of 21. If the federal court were to grant all of the relief that plaintiffs are seeking, the Commonwealth would be obligated, among other things, (1) to substantially revise the methods by which it presently identifies children in need of treatment and (2) to expand the scope of services and treatment presently provided to such children and to increase fees paid to pediatric providers.

            In July 1994, the Court denied the plaintiffs' request to proceed as a class action and dismissed five of the eighteen plaintiff organizations from the case. The parties have reached a tentative settlement agreement which they have submitted to the court for approval.

Envirotest/Synterra Partners

            On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth.

            By Act of the General Assembly in October 1994 (Act No. 1994-95), the emissions testing program was suspended and the Department of Transportation was directed to consider other alternatives to the centralized testing program. Former Governor Robert P. Casey vetoed the legislation and the General Assembly overrode the veto in November 1994. As a result, the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. Revised regulations from the Environmental Protection Agency are expected in August 1995.

            On April 12, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Standstill Agreement pursuant to which the parties will proceed to discuss the resolution of claims which Envirotest might have against the Commonwealth arising from the suspension of the emissions testing program. Envirotest filed a Statement of Claim with the Pennsylvania Board of Claims on May 10, 1995, and filed a complaint with the Commonwealth Court on May 15, 1995, to preserve its position. In those pleadings, Envirotest asserted damages in excess of $350 million.

            The Office of General Counsel has been informed by representatives of Envirotest that it has expended approximately $200 million to date to acquire land and construct and maintain the inspection facilities. The Office of General Counsel believes it is premature at this time to estimate the nature and size of Envirotest's potential claim in this matter.


                                    -48-
82600.3

Virginia Trust


            Virginia Risk Factors. Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

            Bonds in the Virginia Trust may include primarily debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the State or its political subdivision discussed herein may not be relevant to the Virginia Trust.

            The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget.
The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector (including defense), agriculture, mining and tourism. The Federal Base Closing Commission has ordered that a number of military facilities in Virginia be closed or reduced. As a result of recessionary conditions, the Commonwealth experienced for the past several years severe revenue shortfalls. In 1995 Motorola and IBM each announced the location of major manufacturing facilities in Virginia. The Commonwealth ended the fiscal year on June 30, 1995, with general fund revenues exceeding budget projections by $64.9 million. The preliminary unaudited results for the fiscal year 1995 show a general fund balance of $350.7 million.

            In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional Michigan's statute exempting from state income tax the retirement benefits paid by the state and local governments and not exempting retirement benefits paid by the federal government. In Harper
v. Virginia Department of Taxation (decided June 18, 1993), the United States Supreme Court held, in a suit involving claims for refunds by Federal retirees living in Virginia that Virginia State income tax Statutes violated the principles of Davis v. Michigan, but remanded for further relief so long as the relief was consistent with Federal due process. If the courts ultimately rule that the Commonwealth must make full refunds of taxes imposed prior to Davis v. Michigan, the State had estimated that the potential financial impact on the Commonwealth based on its review of claims for refunds by federal pensioners (including interest payable calculated as of December 31, 1993) would be approximately $700 million. The Governor and General Assembly of Virginia authorized a settlement of $340 million, plus interest, payable into a special trust fund in amounts of $60 million in 1994 and $70 million in each of the years 1995 through 1998. Approximately 91% of the retirees accepted the settlement. During the 1995 session of the General Assembly, legislation was passed authorizing participation in the settlement for certain retirees who failed to meet the original deadline. The original principal amount of the claims of the retirees opting out of the settlement has been estimated by the Commonwealth to be in excess of $47,000,000. On September 15, 1995, the Supreme Court of Virginia entered its final judgment in the Harper case and ordered full refunds with statutory interest. The Commonwealth has estimated that the potential cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal

                                    -49-
82600.3
government pensioners who opted out of the settlement is approximately $78.4 million, including interest earnings, as of September 18, 1995.

            The Governor proposed a plan to the General Assembly to eliminate or reduce parole for persons convicted of violent crime. In that connection he proposed the issuance of bonds to finance part of the cost of additional prisons that would result from the program. The General Assembly approved part of the plan, with bonds to be issued by the Virginia Public Building Authority or other entities and leased to the Commonwealth.

            The Commonwealth currently has a Standard & Poor's rating of AAA and a Moody's rating of Aaa on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

            General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

            Revenue bonds issued by Virginia political subdivisions include
(1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

            Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. See "Objectives". Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

            Recent amendments to Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limit the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Sponsors are not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

            Virginia municipal issuers have generally not been required to provide ongoing information about their finances and operations to holders of

                                    -50-
82600.3
their debt obligations, although a number of cities, counties and other issuers prepare annual reports. Virginia political subdivisions that sell bonds after July 3, 1995, will be subject to Rule 15c2-12 of the Securities and Exchange Commission that requires continuing disclosure, including annual audited financial statements, with respect to those obligations, unless exempted by the Rule.

            Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

            The Sponsors believe the information summarized above describes some of the more significant events relating to the Virginia Trust. Sources of such information are the official statements of the issuers located in the Commonwealth of Virginia, as well as other publicly available documents and information. While the Sponsors have not independently verified such information, they have no reason to believe it is not correct in all material respects.


                                PUBLIC OFFERING

Offering Price


            The secondary market Public Offering Price per Unit of each Trust is computed by adding to the aggregate bid price of the Bonds in such Trust divided by the number of Units thereof outstanding, an amount equal to 5.820% of such aggregate offering price of the Bonds per Unit. This amount is equal to a sales charge of 5-1/2% of the Public Offering Price. The method used by the Evaluator for computing the sales charge for secondary market purchases shall be based upon the number of years remaining to maturity of each bond in the portfolio. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.

            The table below sets forth the various sales charges based on the length of maturity of each Bond.


Time to Maturity                         As Percent of Public Offering Price

less than 6 months                                              0%

6 mos. to 1 year                                                1%

over 1 yr. to 2 yrs.                                            1 1/2%

over 2 yrs. to 4 yrs.                                           2 1/2%

over 4 yrs. to 8 yrs.                                           3 1/2%

over 8 yrs. to 15 yrs.                                          4 1/2%

over 15 years                                                   5 1/2%



A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on Bonds from the last day on

                                    -51-
82600.3
which interest was paid and is initially accounted for daily by each Trust at the daily rate set forth under "Summary of Essential Information" for each Trust in Part A of this Prospectus. This daily rate is net of estimated fees and expenses. The secondary market Public Offering Price can vary on a daily basis from the amount stated on the cover of Part A of this Prospectus in accordance with fluctuations in the prices of the Bonds. The price to be paid by each investor will be computed on the basis of an evaluation made as of the day the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption."

            The Evaluator may obtain current prices for the Bonds from investment dealers or brokers (including the Sponsors) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.

Accrued Interest

            An amount of accrued interest which represents accumulated unpaid or uncollected interest on a bond from the last day on which interest was paid thereon will be added to the Public Offering Price and paid by the Certifi-cateholder at the time Units are purchased. Since each Trust normally receives the interest on the Bonds twice a year and the interest on the Bonds is accrued on a daily basis (this daily rate is net of estimated fees and expenses), each Trust will always have an amount of interest earned but uncollected by, or unpaid to, the Trustee. A Certificateholder will not recover his proportionate share of accrued interest until the Units of a Trust are sold or redeemed, or such Trust is terminated. At that time, the Certifi-cateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of sale or termination and to the date of tender in the case of redemption.


Employee Discounts


            Employees (and their families) of Reich & Tang Distributors L.P. and its affiliates and of any underwriter of any Trust, pursuant to employee benefit arrangements, may purchase Units of a State Trust at a price equal to the bid side evaluation of the underlying securities in such State Trust divided by the number of Units outstanding plus a reduced sales charge of $10.00 per Unit. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.


Distribution of Units

            Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

            The Sponsor intends to qualify the Units of each State Trust for sale in only the State for which such Trust is named and certain other states through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a

                                    -52-
82600.3
concession of up to $33.00 per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discounts from time to time.

Sponsor's Profits

            The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge in each transaction (see "Offering Price"). In addition, in maintaining a market for the Units (see "Sponsor Repurchase"), the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

            Participants in the "Total Reinvestment Plan" can designate a broker as the recipient of a dealer concession (see "Total Reinvestment Plan").

Comparison of Public Offering Price, Sponsor's
Repurchase Price and Redemption Price

            The secondary market Public Offering Price of Units of each State Trust will be determined on the basis of the current bid prices of the Bonds in such State Trust plus the applicable sales charge. Value at which Units may be resold in the secondary market or redeemed will be determined on the basis of the current bid prices of such Bonds without any sales charge. On the Evaluation Date, the Public Offering Price per Unit of each State Trust (based on the bid price of the Bonds in such State Trust plus the sales charge) each exceeded the Repurchase and Redemption Price per Unit (based upon the bid price of the Bonds in each State Trust without the sales charge) by the amounts shown under "Summary of Essential Information" for each State Trust in Part A of this Prospectus. For this reason, among others (including fluctuations in the market prices of such Bonds and the fact that the Public Offering Price includes the 5 1/2% sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid for such Units.


            ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

            Units of each Trust are offered to investors on a "dollar price" basis (using the computation method previously described under "Public Offering Price") as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

            Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (3) reducing

                                    -53-
82600.3
the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Certificateholders. The resulting Estimated Long Term Return represents a measure of the return to Certificateholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for each Trust under "Summary of Essential Information" in Part A.

            Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of each Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for each Trust under "Summary of Essential Information" in Part A.

            The Estimated Net Annual Interest Income per Unit of each Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to each Trust and with the redemption, maturity, sale or other disposition of the Bonds in each Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

            A schedule of cash flow projections is available from the Sponsor upon request.


                         RIGHTS OF CERTIFICATEHOLDERS

Certificates

            Ownership of Units of each State Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instrument of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

Interest and Principal Distributions

            Interest received by each State Trust is credited by the Trustee to the Interest Account of such Trust and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received by each State Trust from the maturity, redemption, sale or other disposition of Bonds are credited to the Principal Account of such State Trust.

            Distributions to each Certificateholder of each State Trust from the Interest Account of such State Trust are computed as of the close of

                                    -54-
82600.3
business on each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of such Certificateholder's pro rata share of the Estimated Net Annual Interest Income in such Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account of each State Trust will be computed as of each semi-annual Record Date, and will be made to the Certificateholders of such State Trust on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the appropriate Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in the Total Reinvestment Plan, except as provided thereunder. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

            Because interest payments are not received by the State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for these advances to the Interest Account. Funds which are available for future distributions, investment in the Total Reinvestment Plan, payments of expenses and redemptions are in accounts which are non-interest bearing to Certificate-holders and are available for use by the Trustee pursuant to normal banking procedures.

            As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

            The estimated monthly, semi-annual or annual interest distribution per Unit of each State Trust initially will be in the amounts shown under "Summary of Essential Information" in Part A and will change and be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of each State Trust fluctuate. No distribution need be made from a Principal Account until the balance therein is an amount sufficient to distribute $1.00 per Unit.

Distribution Elections

            Interest is distributed monthly, semi-annually or annually, depending upon the distribution applicable to the Unit Purchased. Record Dates for interest distributions will be the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such change between October 1 and November 1 of each year. (Certificateholders deciding to change their

                                    -55-
82600.3
election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.

Records

            The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record of a State Trust, a statement showing (a) as to the Interest Account of such State Trust:
interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds and earned original discount, if any), amounts paid for redemption of Units, if any, deductions for applicable taxes and fees and expenses of such State Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(b) as to such State Trust's Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of such State Trust, amounts paid for redemption of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (c) a list of the Bonds held in such State Trust and the number of Units thereof outstanding on the last business day of such calendar year; (d) the Redemption Price per Unit of such State Trust based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Certificateholders of such State Trust during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

            The Trustee shall keep available for inspection by Certificate-holders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                  TAX STATUS


            All Bonds acquired by the State Trusts were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular federal income tax and from the respective State income taxes. Such interest may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinions and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel have made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.




                                    -56-
82600.3

            In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof (the "Prospectus") and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.


            In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:


            The State Trusts are not associations taxable as corporations for federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"), and income received by each State Trust that consists of interest excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of such State Trust.

            Each Certificateholder of a State Trust will be considered the owner of a pro rata portion of that State Trust under Section 676(a) of the Code. Thus, each Certificateholder of a State Trust will be considered to have received his pro rata share of Bond interest when it is received by the State Trust, and the entire amount of net income distributable to Certificateholders of a State Trust that is exempt from federal income tax when received by that State Trust will constitute tax-exempt income when received by the Certificateholders.


            Gain (other than any earned original issue discount) realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for federal income tax purposes, generally as capital gain, although gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be long or short-term gain depending on the facts and circumstances. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders may be deducted against ordinary income. Capital assets must be held for more than one year to qualify for long-term capital gain treatment. Individuals who realize long-term capital gains will be subject to a reduced maximum tax rate on such gain.


            Each Certificateholder of a State Trust will realize taxable gain or loss when that State Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificate-holder had directly disposed of his pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. The Certificateholder's tax cost for each Bond is determined by allocating the total tax cost of each Unit among all the Bonds held in the State Trust (in accordance with the portion of the State Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificateholder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by State Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any original issue discount (limited, in the case of Bonds issued after June 8, 1980, to the portion earned from the date of acquisition to the date of disposition). Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the

                                    -57-
82600.3
      extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds such as the Bonds in computing regular federal income tax.

            Discount generally accrues based on the principle of compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation will produce higher capital gains (or lower losses) to a Certificate-holder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by a State Trust or of a Unit by a Certificateholder.

            A Certificateholder may also realize taxable income or loss when a Unit of a State Trust is sold or redeemed. The amount received is allocated among all the Bonds in that State Trust in the same manner as when the State Trust disposes of Bonds and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificateholder's tax cost is otherwise a tax-free return of capital.

            A portion of Social Security benefits is includible in gross income for taxpayers whose "modified adjusted gross income" combined with a portion of their benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includible in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax. For taxable years beginning after December 31, 1993, the amount of Social Security benefits subject to tax has been increased.

            Corporate Certificateholders are required to include in federal corporate alternative minimum taxable income 75 percent of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). Further, interest on the Bonds is includible in a 0.12% additional corporate minimum tax imposed by the Superfund Amendments and Reauthorization Act of 1986 for taxable years beginning before January 1, 1996. In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.

            Under federal law, interest on Bonds in each State Trust issued by authority of the Government of Puerto Rico is exempt from regular federal income tax and state and local income taxes in the United States and Puerto Rico.

            The State Trusts are not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax.


            Battle Fowler LLP is also of the opinion that under the personal income tax laws of the State and City of New York, the income of each State Trust will be treated as the income of the Certificateholders. Interest on the Bonds that is exempt from tax under the laws of the State and City of New


                                    -58-
82600.3

York when received by the New York Trust will retain its status as tax-exempt interest of the Certificateholders. In addition, non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or New York City resident should determine his basis and holding period for his Units in the same manner for New York State and New York City tax purposes as for federal tax purposes. For corporations doing business in New York State, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State, its political subdivisions and instrumentalities, must be included in calculating New York State and New York City entire net income for purposes of computing New York State and New York City franchise (income) tax.

            The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations. See "Rights of Certificateholders" in this Part B.

            In the opinion of Brown & Wood, special counsel to the Sponsor for California tax matters, under existing California law applicable to individuals who are California residents:

            The California Trust will not be treated as an association taxable as a corporation, and the income of the California Trust will be treated as the income of the Certificateholders. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Certificateholders.

            Each Certificateholder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Certificate-holder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Internal Revenue Code of 1986, as amended, certain provisions of which are incorporated by reference under California law.

            In the opinion of Messrs. Miller, Canfield, Paddock and Stone, special counsel to the Sponsor on Michigan tax matters, under existing law:

            Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Certificateholders of the Michigan Trust and be deemed to have been received by them when received by the Michigan Trust. Interest on the Bonds in the Michigan Trust which is exempt from tax under the Michigan income tax laws when received by the Michigan Trust will retain its status as tax-exempt interest to the Certificateholders of the Michigan Trust.

            For purposes of the Michigan income tax laws, each Certificate-holder of the Michigan Trust will be considered to have received his pro rata share of interest on each Bond in the Michigan Trust when it is received by the Michigan Trust, and each Certificateholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Certificateholder redeems or sells his Certificate, to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each Unit to a Certificateholder will be established and

                                    -59-
82600.3
      allocated for purposes of the Michigan income tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.


            Under the Michigan intangibles tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Certificateholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or obligations of the Government of Puerto Rico, or any other possession of the United States. The Intangibles Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.


            The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the intangible tax with respect to those intangibles of persons subject to the Single Business Tax, the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity," as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Certificateholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Certificateholders. If the Michigan Trust or the Certificateholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Certificateholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Certificateholders should consult their tax advisors as to their "business activity" status under Michigan law.

            In the opinion of Saul, Ewing, Remick & Saul, special counsel to the Sponsor on Pennsylvania tax matters, under existing law:

            (1) Units evidencing fractional undivided interests in the Trust, to the extent represented by obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision, or by the Government of Puerto Rico or its public authorities, are not taxable under any of the personal property taxes presently in effect in Pennsylvania;

            (2) Distributions of interest income to Certificateholders that would not be taxable if received directly by a Pennsylvania resident are not subject to personal income tax under the Pennsylvania Tax Reform Code of 1971; nor will such interest be taxable under Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals;


                                    -60-
82600.3

            (3) A Certificateholder which is an individual, estate or trust will have a taxable event under the Pennsylvania state and local income tax referred to in the preceding paragraph upon the redemption or sale of Units;

            (4) A Certificateholder which is a corporation will have a taxable event under the Pennsylvania Corporate Net Income Tax or, if applicable, the Mutual Thrift Institutions Tax, upon the redemption or sale of its Units. Interest income distributed to Certificateholders which are corporations is not subject to Pennsylvania Corporate Net Income Tax or Mutual Thrift Institutions Tax. However, banks, title insurance companies and trust companies may be required to take the value of Units into account in determining the taxable value of their shares subject to Shares Tax;

            (5) Under Act No. 68 of December 3, 1993, gains derived by the Trust from the sale, exchange or other disposition of Pennsylvania Bonds may be subject to Pennsylvania personal or corporate income taxes.
      Those gains which are distributed by the Trust to Certificateholders who are individuals will be subject to Pennsylvania Personal Income Tax and, for residents of Philadelphia, to Philadelphia School District Investment Income Tax. For Certificateholders which are corporations, the distributed gains will be subject to Corporate Net Income Tax or Mutual Thrift Institutions Tax.

            (6) For Pennsylvania Bonds, gains which are not distributed by the Trust will nevertheless be taxable to Certificateholders if derived by the Trust from the sale, exchange or other disposition of these Bonds issued on or after February 1, 1994. Such gains which are not distributed by the Trust will remain nontaxable to Certificateholders if derived by the Trust from the sale, exchange or other disposition of Bonds issued prior to February 1, 1994. However, for gains from the sale, exchange or other disposition of these Bonds to be taxable under the Philadelphia School District Investment Income Tax, the Bonds must be held for six months or less;

            (7) Gains from the sale, exchange or other disposition of Puerto Rico Bonds will be taxable to Certificateholders if distributed or retained by the Trust. However, for gains from the sale, exchange or other disposition of these Bonds to be taxable under the Philadelphia School District Investment Income Tax, the Bonds must be held for six months or less;

            (8) Units are subject to Pennsylvania inheritance and estate taxes;

            (9) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or the underwriters of the Bonds, the Sponsor or others which represent interest on defaulted obligations held by the Trustee will be excludable from Pennsylvania gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; and

            (10) The Trust is not taxable as a corporation under Pennsylvania tax laws applicable to corporations.


            In the opinion of Hunton & Williams, special counsel to the Sponsors for Virginia tax matters, under existing Virginia law applicable to individuals who are Virginia residents and assuming that the Virginia Trust is a grantor trust under the grantor trust rules of Sections 671-679 of the Code:



                                    -61-
82600.3

            The Virginia Trust will be taxable as a grantor trust for Virginia income tax purposes with the result that income of the Virginia Trust will be treated as income of the Certificateholders of the Virginia Trust. Consequently, the Virginia Trust will not be subject to any income or corporate franchise tax imposed by the Commonwealth of Virginia, or its subdivisions, agencies or instrumentalities.

            Interest on the Bonds in the Virginia Trust that is exempt from Virginia income tax when received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.

            A Certificateholder of the Virginia Trust will realize a taxable event when the Virginia Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Certificateholder redeems or sells his Units, and taxable gain for Federal income tax purposes may result in taxable gain for Virginia income tax purposes. Certain Bonds, however, may have been issued under Acts of the Virginia General Assembly which provide that all income from such Bonds, including any profit from the sale thereof, shall be free from all taxation by the Commonwealth of Virginia. To the extent that any such profit is exempt from Virginia income tax, any such profit received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.


            In the case of Bonds that are industrial revenue bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a "substantial user" of the facilities financed by the proceeds of such Bonds or by a "related person" thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a "substantial user" or "related person" thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the "small issue" exemption, the "small issue" exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 "small issue" exemption, interest on such IRBs will become taxable if the face amount of such IRBs plus certain capital expenditures exceeds $10,000,000.

            In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

            Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly

                                    -62-
82600.3
traceable to the purchase of Units. Also, in the case of certain financial institutions that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.


            From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the State Trusts, and it can be expected that similar proposals may be introduced in the future. In particular, Congress may consider the adoption of some form of a "flat tax," which could have an adverse impact on the value of tax-exempt bonds.


            In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

            The opinions of bond counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.


                                   LIQUIDITY

Sponsor Repurchase


            The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of each State Trust and continuously to offer to repurchase the Units of the Trusts. The Sponsor's secondary market repurchase price will be based on the aggregate bid price of the Bonds in each State Trust portfolio, determined by the Evaluator on a daily basis, and will be the same as the redemption price. (See "Trustee Redemption.") Certifi-cateholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The Sponsor may discontinue repurchases of Units of a State Trust if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units of a State Trust are physically received in proper form by the Sponsor, Reich & Tang Distributors L.P. (successor Sponsor to Bear, Stearns & Co. Inc.), 600 Fifth Avenue, New York, N.Y. 10020. Units received after 4:00 p.m., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units of a State Trust, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.


            Prospectuses relating to certain other bond trusts indicate an intention by the Sponsor, subject to change, to repurchase units of those funds on the basis of a price higher than the bid prices of the Bonds in the Trusts. Consequently, depending upon the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of these State Trusts, although in all bond trusts, the purchase price per unit depends primarily on the value of the bonds in the trust portfolio.

                                    -63-
82600.3

            Units purchased by the Sponsor in the secondary market may be re-offered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in a State Trust plus a 5 1/2% sales charge (5.820% of the net amount invested) plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

            The Sponsor may, under certain circumstances, as a service to Certificateholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

Trustee Redemption

            Units may also be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

            Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates.") Certificateholders must sign exactly as their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

            Within seven calendar days following a tender for redemption, or, if such seventh day is not a business day, on the first business day prior thereto, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that, with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

            Accrued interest paid on redemption shall be withdrawn from the appropriate Interest Account, or, if the balance therein is insufficient, from the appropriate Principal Account. All other amounts paid on redemption shall be withdrawn from the appropriate Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemptions. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a State Trust are sold, the size and diversity of such Trust will be reduced.

            The Redemption Price per Unit of a State Trust is the pro rata share of each Unit in such State Trust determined by the Trustee on the basis of (i) the cash on hand in such Trust or monies in the process of being

                                    -64-
82600.3
collected, (ii) the value of the Bonds in such State Trust based on the bid prices of such Bonds and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such State Trust, (b) the accrued expenses of such State Trust and (c) cash allocated for distribution to Certificateholders of record of such State Trust as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in such State Trust for purposes of redemption (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such State Trust,
(2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.

            The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Certificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Certificate-holder on the day he would otherwise be entitled to receive payment of the Redemption Price.

            The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

            A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.


                            TOTAL REINVESTMENT PLAN

            Under the Total Reinvestment Plan (the "Plan"), semi-annual and annual Certificateholders may elect to have all interest and principal distributions, if any, with respect to their Units reinvested either in units of various series of "Municipal Securities Trust"* which will have been created shortly before each semi-annual or annual Payment Date (a "Primary Series") or, if units of a Primary Series are not available, in units of a previously formed series of the Trust which have been repurchased by the Sponsor in the secondary market, including the Units being offered hereby (a "Secondary Series") (Primary Series and Secondary Series are hereafter collectively referred to as "Available Series"). June 15 and December 15 of
--------
* Certificateholders of a particular State Trust of the Multi-State Trust who participate in the Plan will have reinvestments made in Units from the same State Trust of a similar Multi-State Trust if such Units are available. If no such Units are available for reinvestment, distributions to Certificateholders will be reinvested in Units of regular series of Municipal Securities Trust, the income earned on which may not be exempt from state and local income taxes.


                                    -65-
82600.3
each year in the case of semi-annual Certificateholders and December 15 of each year in the case of annual Certificateholders are "Plan Reinvestment Dates."

            Under the Plan (subject to compliance with applicable blue sky laws), fractional units ("Plan Units") will be purchased from the Sponsor at a price equal to the aggregate offering price per Unit of the bonds in the Available Series portfolio during the initial offering of the Available Series or at the aggregate bid price per Unit of the Available Series if its initial offering has been completed, plus a sales charge equal to 3.627% of the net amount invested in such bonds or 3 1/2% of the Reinvestment Price per Plan Unit, plus accrued interest, divided by one hundred (the "Reinvestment Price per Plan Unit"). All Plan Units will be sold at this reduced sales charge of 3 1/2% in comparison to the regular sales charge levied on primary and secondary market sales of Units in any series of "Municipal Securities Trust." Participants in the Plan will have the opportunity to designate, in the Authorization Form for the Plan, the name of a broker to whom the Sponsor will allocate a sales commission of 1 1/2% of the Reinvestment Price per Plan Unit, payable out of the 3 1/2% sales charge. If no such designation is made, the Sponsor will retain the sales commission.

            Under the Plan, the entire amount of a participant's income and principal distributions will be reinvested. For example, a Certificateholder who is entitled to receive $130.50 interest income from the Trust would acquire 13.05 Plan Units assuming that the Reinvestment Price per Plan Unit, plus accrued interest, approximated $10 (Ten Dollars).

            A semi-annual or annual Certificateholder may join the Plan at the time he invests in Units of the State Trust or any time thereafter by delivering to the Trustee an Authorization Form which is available from brokers or the Sponsor. In order that distributions may be reinvested on a particular Plan Reinvestment Date, the Authorization Form must be received by the Trustee not later than the 15th day of the month preceding such date. Authorization Forms not received in time for a particular Plan Reinvestment Date will be valid only for the second succeeding Plan Reinvestment Date. Similarly, a participant may withdraw from the program at any time by notifying the Trustee (see below). However, if written confirmation of withdrawal is not given to the Trustee prior to a particular distribution, the participant will be deemed to have elected to participate in the Plan with respect to that particular distribution and his withdrawal would become effective for the next succeeding distribution.

            Once delivered to the Trustee, an Authorization Form will constitute a valid election to participate in the Plan with respect to Units purchased in the Trust (and with respect to Plan Units purchased with the distributions from the Units purchased in the State Trust) for each subsequent distribution as long as the Certificateholder continues to participate in the Plan. However, if an Available Series should materially differ from the Trust in the opinion of the Sponsor, the authorization will be voided and participants will be provided with both a notice of the material change and a new Authorization Form which would have to be returned to the Trustee before the Certificateholder would again be able to participate in the Plan. The Sponsor anticipates that a material difference which would result in a voided authorization would include such facts as the inclusion of bonds in the Available Series portfolio, the interest income on which was not exempt from all Federal income tax, or the inclusion of bonds which were not rated "A" or better by either Standard & Poor's Corporation or Moody's Investors Service, Inc. on the date such bonds were initially deposited in the Available Series portfolio.

            The Sponsor has the option at any time to use units of a Secondary Series to fulfill the requirements of the Plan in the event units of a Primary

                                    -66-
82600.3

Series are not available either because a Primary Series is not then in existence or because the registration statement relating thereto is not declared effective in sufficient time to distribute final prospectuses to Plan participants (see below). It should be noted that there is no assurance that the quality and diversification of the Bonds in any Available Series or the estimated current return thereon will be similar to that of this Trust.

            It is the Sponsor's intention that Plan Units will be offered on or about each semi-annual and annual Record Date for determining who is eligible to receive distributions on the related Payment Date. Such Record Dates are June 1 and December 1 of each year for semi-annual Certificate-holders, and December 1 of each year for annual Certificateholders. On each Record Date the Sponsor will send a current Prospectus relating to the Available Series being offered for the next Plan Reinvestment Date along with a letter which reminds each participant that Plan Units are being purchased for him as part of the Plan unless he notifies the Trustee in writing by that Plan Reinvestment Date that he no longer wishes to participate in the Plan.
In the event a Primary Series has not been declared effective in sufficient time to distribute a final Prospectus relating thereto and there is no Secondary Series as to which a registration statement is currently effective, it is the Sponsor's intention to suspend the Plan and distribute to each participant his regular semi-annual or annual distribution. If the Plan is so suspended, it will resume in effect with the next Plan Reinvestment Date, assuming units of an Available Series are then being offered.

            To aid a participant who might desire to withdraw either from the Plan or from a particular distribution, the Trustee has established a toll free number (see below) for participants to use for notification of withdrawal, which must be confirmed in writing prior to the Plan Reinvestment Date. Should the Trustee be so notified, it will make the appropriate cash disbursement. Unless the withdrawing participant specifically indicates in his written confirmation that (a) he wishes to withdraw from the Plan for that particular distribution only, or (b) he wishes to withdraw from the Plan for less than all units of each series of "Municipal Securities Trust" which he might then own (and specifically identifies which series are to continue in the Plan), he will be deemed to have withdrawn completely from the Plan in all respects. Once a participant withdraws completely, he will only be allowed to again participate in the Plan by submitting a new Authorization Form. A sale or redemption of a portion of a participant's Plan Units will not constitute a withdrawal from the Plan with respect to the remaining Plan Units owned by such participant.

            Unless a Certificateholder notifies the Trustee in writing to the contrary, each semi-annual and annual Certificateholder who has acquired Plan Units will be deemed to have elected the semi-annual and annual plan of distribution, respectively, and to participate in the Plan with respect to distributions made in connection with such Plan Units. (Should the Available Series from which Plan Units are purchased for the account of an annual Certificateholder fail to have an annual distribution plan, such Certificate-holder will be deemed to have elected the semi-annual plan of distribution, and to participate in the Plan with respect to distributions made, in connection with such Plan Units.) A participant who subsequently desires to have distributions made with respect to Plan Units delivered to him in cash may withdraw from the Plan with respect to such Plan Units and remain in the Plan with respect to units acquired other than through the Plan. Assuming a participant has his distributions made with respect to Plan Units reinvested, all such distributions will be accumulated with distributions generated from the Units of the Trust used to purchase such additional Plan Units. However, distributions related to units in other series of "Municipal Securities Trust" will not be accumulated with the foregoing distributions for Plan purchases. Thus, if a person owns units in more than one series of "Municipal Securities

                                    -67-
82600.3

Trust" (which are not the result of purchases under the Plan), distributions with respect thereto will not be aggregated for purchases under the Plan.

            Although not obligated to do so, the Sponsor intends to maintain a market for the Plan Units and continuously to offer to purchase Plan Units at prices based upon the aggregate offering price of the Bonds in the Available Series portfolio during the initial offering of the Available Series, or at the aggregate bid price of the Bonds of the Available Series of its initial offering has been completed. The Sponsor may discontinue such purchases at any time. The aggregate bid price of the underlying bonds may be expected to be less than the aggregate offering price. In the event that a market is not maintained for Plan Units, a participant desiring to dispose of his Plan Units may be able to do so only by tendering such Plan Units to the Trustee for redemption at the Redemption Price of the full units in the Available Series corresponding to such Plan Units, which is based upon the aggregate bid price of the underlying bonds as described in the "Municipal Securities Trust" Prospectus for the Available Series in question. If a participant wishes to dispose of his Plan Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee.

            Any participant may tender his Plan Units for redemption to the Available Series Trust. Participants may redeem Plan Units by making a written request to the Trustee at the address set forth in Part A, on the Redemption Form supplied by the Trustee. The redemption price per Plan Unit will be determined as set forth in the "Municipal Securities Trust" Prospectus of the Available Series from which such Plan Unit was purchased following receipt of the request and adjusted to reflect the fact that it relates to a Plan Unit. There is no charge for the redemption of Plan Units.

            The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Plan Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor will purchase any Plan Units tendered to the Trustee for redemption by making payment therefor to the Certificateholder in an amount not less than the redemption price for such Plan Units on the date of tender not later than the day on which such Plan Units otherwise would have been redeemed by the Trustee.

            Participants in the Plan will not receive individual certificates for their Plan Units unless the amount of Plan Units accumulated represents the principal amount of bonds per Unit for the Available Series and, in such case, a written request for certificates is made to the Trustee. All Plan Units will be accounted for by the Trustee on a book entry system. Each time Plan Units are purchased under the Plan, a participant will receive a confirmation stating his cost, number of Units purchased and estimated current return. Questions regarding a participant's statements should be directed to the Trustee by calling the Trustee at the number set forth under "Summary of Essential Information" in Part A of this Prospectus.

            All expenses relating to the operation of the Plan are borne by the Sponsor. Both the Sponsor and the Trustee reserve the right to suspend, modify or terminate the Plan at any time for any reason, including the right to suspend the Plan if the Sponsor is unable or unwilling to establish a Primary Series or is unable to provide Secondary Series Units. All participants will receive notice of any such suspension, modification or termination.



                                    -68-
82600.3

                             TRUST ADMINISTRATION

Portfolio Supervision

            The Sponsor may direct the Trustee to dispose of Bonds in a State Trust upon (i) default in payment of principal or interest on such Bonds,
(ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project, or (vi) decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of such Bonds in such State Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds.

            The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder of such Trust registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor. Except as previously stated in the discussion regarding Failed Bonds, the acquisition by a State Trust of any securities other than the Bonds initially deposited is prohibited.

Trust Agreement, Amendment and Termination

            The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.

            The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the holders of Certificates evidencing 66-2/3% of the Units then outstanding of each State Trust affected by such amendment for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in a State Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Agreement may not be amended, without the consent of the holders of all Certificates in a State Trust then outstanding, to increase the number of Units issuable by such State Trust or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in such State Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.

            The Trust Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in such State Trust, but in no event is it to continue

                                    -69-
82600.3
beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of a State Trust shall be less than the minimum amount set forth under "Summary of Essential Information in Part A" for such State Trust, the Trustee may, in its discretion, and shall when so directed by the Sponsor, terminate such State Trust. Each State Trust may also be terminated at any time with the consent of the holders of Certificates representing 100% of the Units of such State Trust then outstanding. In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Certificateholders of such State Trust. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the terminated State Trust, and, after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder thereof, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts of such State Trust.

The Sponsor


            For certain of the Trusts as set forth in the "Summary of Essential Information" in Part A, the Sponsor is Reich & Tang Distributors L.P. ("Reich & Tang"). Effective September 28, 1995, Reich & Tang has become the successor sponsor to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

            Reich & Tang, a Delaware limited partnership, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. Reich & Tang Asset Management L.P. ("RTAM LP"), a registered investment adviser, is the 99% limited partner of the Sponsor. RTAM LP is 99.5% owned by New England Investment Companies, LP ("NEIC LP") and Reich & Tang Asset Management, Inc., a wholly owned subsidiary of NEIC LP, owns the remaining .5% interest of RTAM LP and is its general partner. NEIC LP's general partner is New England Investment Companies, Inc. ("NEIC"), a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution affiliates. These affiliates in the aggregate are investment advisers or managers to over 57 registered investment companies. Reich & Tang is the sponsor for numerous series of unit investment trusts, including: A Corporate Trust, Series 1, New York Municipal Trust, Series 1 (and Subsequent Series), Discount & Zero Coupon Fund, 1st Series (and Subsequent Series); Municipal Series Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), High Income Series 1 (and Subsequent Series), Multi-State Series 1 (and Subsequent Series) Short-Intermediate Term Series 1 (and Subsequent Series); Insured Municipal Securities Trust, Series 1 (and Subsequent Series), Series 1-4 (Multiplier Portfolio), 5th Discount Series (and Subsequent Series), Navigator Series (and Subsequent Series); Mortgage Securities Trust, CMO Series 1 (and Subsequent Series) and Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series). The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The information contained in the Prospectus concerning governmental entities and authorities, including the various issuers of the Bonds in the Trust, was gathered from sources deemed to be reliable by the Sponsor. The Sponsor has not independently verified the information contained in such sources.

            For certain other Trusts as set forth in the "Summary of Essential Information" in Part A, the Company Sponsors are Reich & Tang and Gruntal & Co., Incorporated, both of whom have entered into an Agreement Among Co-

                                    -70-
82600.3

Sponsors pursuant to which both parties have agreed to act as Co-Sponsors for the Trust.

            Reich & Tang has been appointed by Gruntal & Co., Incorporated as agent for purposes of taking nay action required or permitted to be taken by the Sponsors under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then Reich & Tang shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor may be discharged under the Trust Agreement and a new Sponsor may be appointed or the remaining Sponsor(s) may continue to act as Sponsor(s).

            Gruntal & Co., Incorporated, a Delaware corporation, operates a regional securities broker/dealer from its main office in New York City and branch offices in nine states and the District of Columbia. The firm is very active in the marketing of investment companies and has signed dealer agreements with every mutual fund group, as well as being the managing distributor for The Home Group Money Market and Mutual Funds. Further, through its Syndicate Department, Gruntal & Co. Incorporated has underwritten a large number of Closed-End Funds and has been Co-Manager on the following offerings: Cigna High Income Shares; Dreyfus New York Municipal Income, Inc., Franklin Principal Maturity Trust and Van Kampen Merritt Limited Term High Income Trust.


            The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

            The Sponsor may resign at any time by delivering to the Trustee any instrument of resignation executed by the Sponsor.

            If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor; (b) terminate the Trust Agreement and liquidate the State Trusts; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

The Trustee


            For certain of the State Trusts, as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Chase Manhattan Bank (National Association), a national banking association with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New York 10003
(800) 882-9898. The Trustee is subject to the supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.


            For certain other State Trusts as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286 (1-800-431-8002). The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal

                                    -71-
82600.3

Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.

            The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

            For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Certificateholders."

            The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

            Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any state and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

The Evaluator


            The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw-Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.



                                    -72-
82600.3

            The Trustee, the Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Certificateholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

            The Evaluator may resign or may be removed by the Sponsor and Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the retiring Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                          TRUST EXPENSES AND CHARGES


            At no cost to the State Trusts, the Sponsor has borne the expenses of creating and establishing the State Trusts, including the cost of initial preparation and execution of the Trust Agreement, registration of the State Trusts and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, preparation and printing of the Certificates, the fees of the Evaluator during the initial public offering, legal and auditing expenses, advertising and selling expenses, initial fees and expenses of the Trustee and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering are paid directly by the Trustee.


            The Sponsor will not charge the State Trust a fee for its services as such. See "Sponsor's Profits."

            The Trustee will receive for its ordinary recurring services to each State Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders."

            The Evaluator will receive for each daily evaluation of the Bonds in the Trust a fee in the amount set forth under "Summary of Essential Information" in Part A, which fee shall be allocated pro rata among each State Trust.

            The Trustee's and Evaluator's fees applicable to a State Trust are payable monthly as of the Record Date from such State Trust's Interest Account to the extent funds are available and then from such Trust's Principal Account. Both fees may be increased without approval of the Certificate-holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

            The following additional charges are or may be incurred by any or all of the State Trusts: all expenses (including counsel and auditing fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect a State Trust and the rights and interests of the Certificateholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a State Trust; indemnification of the Sponsor

                                    -73-
82600.3
for any loss, liabilities and expenses incurred in acting as Sponsor of a State Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Bonds or any part of a State Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the State Trust to which such expenses are allocable. In addition, the Trustee is empowered to sell Bonds of a State Trust in order to make funds available to pay all expenses of such State Trust.


                    EXCHANGE PRIVILEGE AND CONVERSION OFFER

Exchange Privilege


            Certificateholders may elect to exchange any or all of their Units of these Trusts for Units of one or more of any available series of Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust, Mortgage Securities Trust, A Corporate Trust or Equity Securities Trust (the "Exchange Trusts") at a reduced sales charge as set forth below. Under the Exchange Privilege, the Sponsor's repurchase price of the Units being surrendered, and only after the initial offering period has been completed, will be based on the aggregate bid price of the Bonds in the particular Trust portfolio. Units in an Exchange Trust will be sold to Certificateholders at a price based on the aggregate offer price of the Bonds in the Exchange Trust portfolio during the initial public offering period of the Exchange Trust; or based on the aggregate bid price of the Bonds in the Exchange Trust portfolio if its initial public offering has been completed, plus accrued interest (or for units of the Equity Securities Trust, based on the market value of the underlying securities in the Equity Trust portfolio), and a reduced sales charge as set forth below.

            Except for Certificateholders who wish to exercise the Exchange Privilege within the first five months of their purchase of Units of Trust, the sales charge applicable to the purchase of units of an Exchange Trust shall be 1.5% per unit (or per 1,000 Units for the Mortgage Securities Trust or per 100 Units for the Equity Securities Trust). For Certificateholders who wish to exercise the Exchange Privilege within the first five months of their purchase of Units of Trust, the sales charge applicable to the purchase of units of an Exchange Trust shall be the greater of (i) 1.5% per unit (or per 1,000 Units for the Mortgage Securities Trust or per 100 Units for the Equity Securities Trust), or (ii) an amount which when coupled with the sales charge paid by the unitholder upon his original purchase of Units of the Trust at least equals the sales charge applicable in the direct purchase of units of an Exchange Trust. The Exchange Privilege is subject to the following conditions:


            (1) The Sponsor must be maintaining a secondary market in both the Units of the Trust held by the Certificateholder and the Units of the available Exchange Trust. While the Sponsor has indicated its intention to maintain a market in the Units of all Trusts sponsored by it, the Sponsor is under no obligation to continue to maintain a secondary market and therefore there is no assurance that the Exchange Privilege will be available to a Certificateholder at any specific time in the future. At the time of the Certificateholder's election to participate in the Exchange Privilege, there also must be Units of the Exchange Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market.

            (2) Exchanges will be effected in whole units only. Any excess proceeds from the Units surrendered for exchange will be remitted and the selling Certificateholder will not be permitted to advance any new

                                    -74-
82600.3
      funds in order to complete an exchange. Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units. Units of the Equity Securities Trust may only be acquired in blocks of 100 units.

            (3) The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or to delete a series which has been terminated from eligibility for the Exchange Privilege, (ii) there is a suspension of the redemption of units of an Exchange Trust under
      Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60 day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders.
      Certificateholders may, during this 60 day period, exercise the Exchange Privilege in accordance with its terms then in effect. In the event the Exchange Privilege is not available to a Certificateholder at the time he wishes to exercise it, the Certificateholder will immediately be notified and no action will be taken with respect to his Units without further instructions from the Certificateholder.

            To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. If Units of a designated, outstanding series of an Exchange Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge.


            Example: Assume that after the initial public offering has been completed, a Certificateholder has five units of a Trust with a current value of $700 per unit which he has held for more than 5 months and the Certificate-holder wishes to exchange the proceeds for units of a secondary market Exchange Trust with a current price of $725 per unit. The proceeds from the Certificateholder's original units will aggregate $3,500. Since only whole units of an Exchange Trust may be purchased under the Exchange Privilege, the Certificateholder would be able to acquire four units (or 4,000 Units of the Mortgage Securities Trust or 400 Units of the Equity Securities Trust) for a total cost of $2,943.50 ($2,900 for unit and $43.50 for the sales charge).
The remaining $556.50 would be remitted to the Certificateholder in cash. If the Certificateholder acquired the same number of units at the same time in a regular secondary market transaction, the price would have been $3,059.80 ($2,900 for units and $159.50 for the sales charge, assuming a 5 1/2% sales charge times the public offering price).


The Conversion Offer

            Certificateholders of any registered unit investment trust for which there is no active secondary market in the units of such trust (a

                                    -75-
82600.3

"Redemption Trust") may elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of A Corporate Trust, Municipal Securities Trust, Insured Municipal Securities Trust, Mortgage Securities Trust, New York Municipal Trust or Equity Securities Trust sponsored by Reich & Tang Distributors L.P. or the Sponsor (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust based on a reduced sales charge as set forth below. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price, which is based upon the aggregate bid side evaluation of the underlying bonds in such trust and is generally about 1-1.2% to 2% lower than the offering price for such bonds (or for units of the Equity Securities Trust, based on the market value of the underlying securities in the Equity Trust portfolio). The purchase price of the units will be based on the aggregate offer price of bonds in the Conversion Trust portfolio (or for units of the Equity Securities Trust, based on the market value of the underlying securities in the Equity Trust portfolio) during its initial offering period; or, at a price based on the aggregate bid price of the underlying bonds if the initial public offering of the Conversion Trust has been completed, plus accrued interest (or for units of the Equity Securities Trust, based on the market value of the underlying securities in the Equity Trust portfolio), and a sales charge as set forth below.

            Except for Certificateholders who wish to exercise the Conversion Offer within the first five months of their purchase of units of a Redemption Trust, the sales charge applicable to the purchase of Units of the Conversion Trust shall be 1.5% per Unit (or per 1,000 Units for the Mortgage Securities Trust or per 100 Units for the Equity Securities Trust). For Certificate-holders who wish to exercise the Conversion Offer within the first five months of their purchase of units of a Redemption Trust, the sales charge applicable to the purchase of Units of a Conversion Trust shall be the greater of
(i) 1.5% per Unit (or per 1,000 Units for the Mortgage Securities Trust or per 100 Units for the Equity Securities Trust) or (ii) an amount which when coupled with the sales charge paid by the unitholder upon his original purchase of units of the Redemption Trust at least equals the sales charge applicable in the direct purchase of Units of a Conversion Trust. The Conversion Offer is subject to the following limitations:


            (1) The Conversion Offer is limited only to Certificateholders of any Redemption Trust, defined as a unit investment trust for which there is no active secondary market at the time the Certificateholder elects to participate in the Conversion Offer. At the time of the unit owner's election to participate in the Conversion Offer, there also must be available units of a Conversion Trust, either under a primary distribution or in the Sponsor's secondary market.

            (2) Exchanges under the Conversion Offer will be effected in whole units only. Certificateholders will not be permitted to advance any new funds in order to complete an exchange under the Conversion Offer. Any excess proceeds from units being redeemed will be returned to the unit owner. Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 units. Units of the Equity Securities Trust may only be acquired in blocks of 100 units.

            (3) The Sponsor reserves the right to modify, suspend or terminate the Conversion Offer at any time without notice to Certificateholders of Redemption Trusts. In the event the Conversion Offer is not available to a unit owner at the time he wishes to exercise it, the unit owner will be notified immediately and no action will be taken with respect to his units without further instruction from the unit owner. The Sponsor also reserves the right to raise the sales charge based on actual increases in the Sponsor's costs and expenses in

                                    -76-
82600.3
      connection with administering the program, up to a maximum sales charge of $20 per unit (or per 1,000 units for the Mortgage Securities Trust or per 100 units for the Equity Securities Trust).

            To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of a Conversion Trust are at that time available for sale and if such Units may lawfully be sold in the state in which the unit owner is a resident, the unit owner will be provided with a current prospectus or prospectuses relating to each Conversion Trust in which he indicates an interest. He then may select the Trust or Trusts into which he decides to invest the proceeds from the sale of his Units. The transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain $5 of the applicable sales charge.


            Example: Assume a unit owner has five units of a Redemption Trust which has held for more than 5 months with a current redemption price of $675 per unit based on the aggregate bid price of the underlying bonds and the unit owner wishes to participate in the Conversion Offer and exchange the proceeds for units of a secondary market Conversion Trust with a current price of $750 per Unit. The proceeds from the unit owner's redemption of units will aggregate $3,375. Since only whole units of a Redemption Trust may be purchased under the Conversion Offer, the unit owner will be able to acquire four units of the Conversion Trust (or 4,000 units of the Mortgage Securities Trust or 400 units of the Equity Securities Trust) for a total cost of $3,045 ($3,000 for units and $45 for the sales charge). The remaining $330 would be remitted to the unit owner in cash. If the unit owner acquired the same number of Conversion Trust units at the same time in a regular secondary market transaction, the price would have been $3,165.00 ($3,000 for units and $165.00 sales charge, assuming a 5 1/2% sales charge times the public offering price).


Description of the Exchange Trusts and the Conversion Trusts

            A Corporate Trust may be an appropriate investment vehicle for an investor who is more interested in a higher current return on his investment (although taxable) than a tax-exempt return (resulting from the fact that the current return from taxable fixed income securities is normally higher than that available from tax-exempt fixed income securities). Municipal Securities Trust and New York Municipal Trust may be appropriate investment vehicles for an investor who is more interested in tax-exempt income. The interest income from New York Municipal Trust is, in general, also exempt from New York State and local New York income taxes, while the interest income from Municipal Securities Trust is subject to applicable New York State and local New York taxes, except for that portion of the income which is attributable to New York and Puerto Rico obligations in the Trust portfolio, if any. The interest income from each State Trust of the Municipal Securities Trust, Multi-State Series is, in general, exempt from state and local taxes when held by residents of the state where the issuers of bonds in such State Trusts are located. The Insured Municipal Securities Trust combines the advantages of providing interest income free from regular federal income tax under existing law with the added safety of irrevocable insurance. Insured Navigator Series

                                    -77-
82600.3
further combines the advantages of providing interest income free from regular federal income tax and state and local taxes when held by residents of the state where issuers of bonds in such state trusts are located with the added safety of irrevocable insurance. Mortgage Securities Trust offers an investment vehicle for investors who are interested in obtaining safety of capital and a high level of current distributions of interest income through investment in a fixed portfolio of collateralized mortgage obligations.
Equity Securities Trust offers investors an opportunity to achieve capital appreciation together with a high level of income.

Tax Consequences of the Exchange Privilege and the Conversion Offer

            A surrender of units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Certificateholder under the Code. The Certificateholder will recognize a tax gain or loss that will be of a long or short-term capital or ordinary income nature depending on the length of time the units have been held and other factors. A Certificate-holder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.


                                 OTHER MATTERS

Legal Opinions


            The legality of the Units originally offered and certain matters relating to federal and New York tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, or Berger Steingut Tarnoff & Stern, 600 Madison Avenue, New York, New York 10022, as counsel for the Sponsor. Certain matters relating to California tax law have been passed
upon by Brown & Wood, as special California counsel to the Sponsor.   Certain
matters relating to Michigan tax law have been passed upon by Miller, Canfield, Paddock and Stone, as special Michigan counsel to the Sponsor. Certain matters relating to Pennsylvania tax law have been passed upon by Saul, Ewing, Remick & Saul, as special Pennsylvania counsel to the Sponsor. Certain matters relating to Virginia tax law have been passed upon by Hunton & Williams, as special Virginia counsel to the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for Chase Manhattan Bank, N.A. Booth & Baron, 122 East 42nd Street, New York, New York 10168, have acted as counsel for The Bank of New York.


Independent Auditors


            The financial statements of the Trusts included in Part A of this Prospectus as of the dates set forth in Part A have been examined by KPMG Peat Marwick LLP, independent certified public accountants for the periods indicated in its reports appearing herein. The financial statements of KPMG Peat Marwick LLP have been so included in reliance on its reports given upon the authority of said firm as expert in accounting and auditing.




                                    -78-
82600.3

                         DESCRIPTION OF BOND RATINGS*

Standard & Poor's Corporation

            A brief description of the applicable Standard & Poor's Corpora-tion rating symbols and their meanings is as follows:

            A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

            The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

            The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

            The ratings are based, in varying degrees, on the following considerations:

                  Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

           (ii)   Nature of and provisions of the obligation.

                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

            AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

            AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

            A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

            Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------
*     As described by the rating agencies.


                                    -79-
82600.3

Moody's Investors Service

            A brief description of the applicable Moody's Investors Service, Inc.'s rating symbols and their meanings is as follows:

            Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long term risks appear somewhat larger than in Aaa securities.

            A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1. Other A bonds comprise the balance of the group. These rankings
(1) designate the bonds which offer the maximum in security within their quality group, (2) designate bonds which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

            Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            Con-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are debt obligations secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                 *     *     *


                                    -80-
82600.3

                    FOR USE WITH MUNICIPAL SECURITIES TRUST


                               MULTISTATE SERIES



==============================================================================


          AUTHORIZATION FOR INVESTMENT IN MUNICIPAL SECURITIES TRUST,
                              MULTI-STATE SERIES

                      TRP PLAN - TOTAL REINVESTMENT PLAN


I hereby elect to participate in the TRP Plan and am the owner of ____ units of __________ Trust.

I hereby authorize The Bank of New York, Trustee, to pay all semi-annual or annual distributions of interest and principal (if any) with respect to such units to The Bank of New York, Wall Street Trust Division, as TRP Plan Agent, who shall immediately invest the distributions in units of the available series of The State Trust above or, if unavailable, of other available series of regular Municipal Securities Trust.

The foregoing authorization is subject in              Date ____________, 19__
all respects to the terms and conditions of participation set forth in the pros pectus relating to such available series.


------------------------------------      ------------------------------------
Registered Holder (print)                 Registered Holder (print)


------------------------------------      ------------------------------------
Registered Holder Signature               Registered Holder Signature
                                          (Two signatures if joint tenancy)


My Brokerage Firm's Name

Street Address

City, State and Zipcode

Salesman's Name ___________________ Salesman's No.


==============================================================================


                UNIT HOLDERS NEED ONLY DATE AND SIGN THIS FORM.


                              MAIL TO YOUR BROKER
                                      OR
                             THE BANK OF NEW YORK
                     ATTN:  UNIT INVESTMENT TRUST DIVISION
                              101 BARCLAY STREET
                           NEW YORK, NEW YORK  10286

82600.3

                    FOR USE WITH MUNICIPAL SECURITIES TRUST


                               MULTISTATE SERIES



==============================================================================


          AUTHORIZATION FOR INVESTMENT IN MUNICIPAL SECURITIES TRUST,
                            MULTI-STATE SERIES ____

                      TRP PLAN - TOTAL REINVESTMENT PLAN


I hereby elect to participate in the TRP Plan and am the owner of ____ units of __________ Trust.


I hereby authorize the Chase Manhattan Bank, N.A., Trustee, to pay all semi-annual or annual distributions of interest and principal (if any) with respect to such units to the Chase Manhattan Bank, N.A., as TRP Plan Agent, who shall immediately invest the distributions in units of the available series of The State Trust above or, if unavailable, of other available series of regular Municipal Securities Trust.


The foregoing authorization is subject in              Date ____________, 19__
all respects to the terms and conditions of participation set forth in the pros pectus relating to such available series.


------------------------------------      ------------------------------------
Registered Holder (print)                       Registered Holder (print)


------------------------------------      ------------------------------------
Registered Holder Signature                     Registered Holder Signature
                                             (Two signatures if joint tenancy)


My Brokerage Firm's Name

Street Address

City, State and Zip Code

Salesman's Name ___________________ Salesman's No.


==============================================================================


                UNIT HOLDERS NEED ONLY DATE AND SIGN THIS FORM.



                              MAIL TO YOUR BROKER
                                      OR
                          CHASE MANHATTAN BANK, N.A.
                      ATTN:  THE UIT REINVESTMENT UNIT A
                                 770 BROADWAY
                           NEW YORK, NEW YORK  10003



82600.3

                       INDEX                        MUNICIPAL SECURITIES TRUST
                                                        MULTI-STATE SERIES
Title                                          Page
                                                     (A Unit Investment Trust)
Summary of Essential Information............... A-5
Information Regarding the Trust................ A-9
Financial and Statistical Information..........A-12         Prospectus
Audit and Financial Information
  Report of Independent Accountants............ F-1  Dated:  October 31, 1995
  Statement of Net Assets...................... F-2
  Statement of Operations...................... F-3          Sponsor:
  Statement of Changes in Net Assets........... F-6
  Notes to Financial Statements................F-10        Reich & Tang
  Portfolio....................................F-13      Distributors L.P.
The Trust......................................   1      600 Fifth Avenue
The State Trusts...............................   9    New York, N.Y.  10020
Public Offering................................  52        212-830-5200
Estimated Long Term Return and Estimated
  Current Return...............................  54          Trustee:
Rights of Certificateholders...................  55
Tax Status.....................................  57 Chase Manhattan Bank, N.A.
Liquidity......................................  64        770 Broadway
Total Reinvestment Plan........................  66    New York, N.Y.  10003
Trust Administration...........................  69       1-800-882-9898
Trust Expenses and Charges.....................  74             or
Exchange Privilege and Conversion Offer........  75    The Bank of New York
Other Matters..................................  79     101 Barclay Street
Description of Bond Ratings....................  79    New York, N.Y.  10286
                                                          1-800-431-8002
            Parts A and B of this Prospectus do
not contain all of the information set forth in             Evaluator:
the registration statement and exhibits relating
thereto, filed with the Securities and Exchange              Kenny S&P
Commission, Washington, D.C., under the                 Evaluation Services
Securities Act of 1933, and to which reference is           65 Broadway
made.                                                  New York, N.Y.  10006


                                     * * *
            This Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                   *   *   *

            No person is authorized to give any information or to make any representations not contained in Parts A and B of this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.


82600.3